UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-994
                                                    ----------------------------

                             BURNHAM INVESTORS TRUST
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26Th Floor
                               NEW YORK, NY 10019
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019
                     ---------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-874-3863
                                                          ---------------

                   Date of fiscal year end: DECEMBER 31, 2003
                                          -------------------

                   Date of reporting period: DECEMBER 31, 2003
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

DECEMBER 31, 2003

ANNUAL
REPORT


THE BURNHAM FAMILY OF FUNDS

                   Burnham Fund

Burnham Financial Services Fund

      Burnham Money Market Fund

          Burnham U.S. Treasury
              Money Market Fund



[LOGO]
BURNHAM FINANCIAL GROUP

[BEGIN SIDEBAR]
[LOGO]
BURNHAM FINANCIAL GROUP


BURNHAM NEWS
--------------------------------------------------------------------------------
         AND VIEWS
2003 was a year of substantial growth for the Burnham Funds. Combined assets in the group rose 75% from the prior year. This growth is attributable to investment performance, many new professional and retail shareholder accounts, and their subsequent investments into the funds. Some of you will be reading this report for the first time, and to you, we extend a "Welcome", thank you for your business, and know that we strive to earn your trust every day!

Burnham Fund began the year in a defensive position, as the markets were volatile when the country braced for war in Iraq and the economic recovery had yet to take hold. However, by mid-year the portfolio moved toward a fully invested position and the Fund's Class A returned 21.6%. While it underperformed its benchmark in 2003, I look forward to further recovery in 2004.

The Burnham Financial Services Fund again delivered stellar results to shareholders. The Fund's Class A value increased 40.7%, and it had net capital inflows of 308% from the prior year. The fund ended the year as the #1 (out of 90) financial services funds for the trailing three year performance, and #16 for one year (out of 106) according to Morningstar, Inc. In September, the Board of Trustees increased the ceiling at which the fund closes to new investors from $250 million to $325 million. At year-end, the fund's net assets were approximately $327 million, and on January 30, 2004 fund management announced that the Fund would close to most new investors effective February 13, 2004.

In January, the Board of Trustees approved the SEC filing of two new mutual funds to be managed by Mendon Capital's Anton Schutz: The Burnham Financial Industries Fund -- a mid/large cap financial services sector fund, and the Burnham Long/Short Equity Fund -- a mutual fund that will be concentrated, but not be exclusive to, the financial services sector and will take "short" positions as part of its investment strategy. It is expected that these funds will be available to investors during the second quarter of 2004. As always, we thank you for your confidence in Burnham Funds. We look forward to serving your investment needs in 2004, and the years ahead.

/S/ JON M. BURNHAM
JON M. BURNHAM
CHAIRMAN AND CEO
[END SIDEBAR]

THE YEAR IN

                                         REVIEW
------------------------------------------------

2003 was a year of recovery for the equity markets. For the first time in three years, all the indices advanced: The Dow Jones Industrial Average up 28.30%, S&P 500 28.68%, and Nasdaq Composite 50.02%. Fixed income investments as measured by the Lehman Brothers Intermediate Government Credit Bond Index returned 4.30% -- the first time in three years that stocks outperformed bonds. The average U.S. diversified equity mutual fund as measured by Lipper rose 32.44%, its best showing since 1991 (source Lipper Research.) The markets were democratic: each major sector rose sharply, with the exception of bear-market indices.

  [GRAPHIC OMITTED-UP ARROW] NASDAQ      50.0%
  [GRAPHIC OMITTED-UP ARROW] S&P 500     28.7%
  [GRAPHIC OMITTED-UP ARROW] DJIA        28.3%

  We can now look back and view that this cycle's lows were reached in the abyss of the first quarter's international crises. Since the atrocities of 9/11, the government has used everything in its arsenal (and continues to do so) to spur and prolong the recovery we see today. Perhaps in the absence of the build-up to the war in Iraq in the first part of the year, equity performance in the ensuing three quarters may have been less explosive. The quick end to major actions in the Middle East, in our opinion, served to prop-up confidence in the resiliency in our country and investors were more comfortable in their expectations of a turnaround.

o GDP grew rapidly in 2003 -- the third quarter at a record setting pace -- as both monetary and fiscal stimuli bolstered the public and then private sector. During the year, particular strength was reported in defense expenditures for the public sector and personal consumption, residential investment, equipment and software and fixed investment for the private sector. Goods for export rose from depressed levels in the prior quarters. The year averaged 3.1% growth versus 2.2% in 2002.

o Spot petroleum prices closed the year at $33/bbl, and have risen sharply in the early weeks of 2004, nearly meeting last year's crisis levels due to the Iraq war buildup, and reduced import volume stemming from the strikes in Venezuela. Analysts attribute the commodity's strength to high demand from increased economic activity and unusually cold weather in the US. Crude inventories are lower than last year, despite somewhat higher imports. It is

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROSS DOMESTIC PRODUCT
 % CHANGE FROM PRECEDING PERIOD


                                     Q4 2002   1.3%
                                     Q1 2003   2.0%
                                     Q2 2003   3.1%
                                     Q3 2003   8.2%
                                     Q4 2003*  4.0%


  SOURCE: U.S. DEPARTMENT OF COMMERCE --
  BUREAU OF ECONOMIC ANALYSIS

* ADVANCED ESTIMATE

  unclear whether OPEC will lift its quota while the US dollar is declining, which would undermine their revenue, and it claims that there is no shortage of oil in the market. Non-OPEC sources have not materially increased production in the past few months-- including Iraq, which is in need of substantial investment. (Source: Prof. Mordechai Abir Burnham Securities Inc.
  - Energy Information Administration)

o Retail sales for the year 2003 were up 5.6% versus 2002. Contributing to this strength was above median growth in auto sales, electronics, building materials, health and personal care, gasoline and restaurants. Disappointing were the results of department stores, sporting goods and books, and food retailers. These sales figures represent the effect of low interest rates and pro-growth tax policy on cyclical purchase patterns by businesses and consumers.

o The dollar continued to weaken in the second half of 2003. The Administration has taken a


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


PRICE CHANGES - UNADJUSTED 12-MONTHS ENDED DECEMBER-03
 SELECTED COMPONENTS OF URBAN CPI-U

Apparel                  -2.1%
Transportation            0.3%
Recreation                1.1%
Average                   1.9%
Food and Beverages        3.5%
Medical Care              3.7%
Energy                    6.9%

SOURCE: BUREAU OF LABOR STATISTICS, JANUARY 2004.


2  REVIEW

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

STANDARD & POOR'S 500: BEST AND WORST SECTORS, FOR YEAR 2003

Telecom. Services          +3.3%
Consumer Staples           +9.2%
Health Care               +13.3%
S & P 500                 +28.7%
Materials                 +34.8%
Information Technology    +36.1%
Consumer Discretionary    +46.6%

  laissez-faire attitude toward the decline of the dollar, using it as yet another tool to buttress the profitability of corporations with significant international business. In the long run, the weak dollar is a signal of greater perceived risk -- that the government was using the currency to fight deflation, and that inflation and higher interest rates lie ahead which will place pressure on US assets. Ultimately to draw buyers back to US financial assets, interest rates will need to rise. Near term a lower dollar value helps multinationals with their earnings comparisons and it makes their products more competitively priced, as well as those in other countries that are pegged to the US dollar. However, it also has the negative effect of alienating foreign countries, as their companies' sales and tax revenues suffer.

o The Federal Reserve has rested pat with its rate parameters since June, 2003 when it reduced the target Fed Funds rate to 1%, with the statement that an "unwelcome" decrease in inflation exceeds that of its increase. The last statement, issued on January 28, intimated that deflation risk has diminished so that it is equal to inflation (still low). The Fed recognized the improvement in the economy, but also the sluggishness of employment gains, and that capacity utilization left room for growth without shortages. However, the markets took this statement as a signal that the Fed was moving toward a less accommodative stance in later 2004/ early 2005, and market interest rates rose, and bond prices fell.

o Inflation, less the effect of food and energy, was 1.1%. The energy category increased 6.9% (petroleum and natural gas) after drops in October and November. Beef prices rose 23.5% for the year, and prices for poultry, fish and eggs rose as well. Medical care costs grew, but at a slightly lower rate than in the past few years. Transportation continues to be under pressure, as new vehicle prices, as well as used prices, are below 2002's levels. Airline ticket prices continue to fall as well, following declines in 2001 and 2002. Apparel prices fell for the sixth consecutive year.

o Corporate earnings for 2003 have come in 29.7% higher than 2002, and 5.3% higher on average than analysts' expectations (according to First Call). For the fourth quarter 2003, only 14% of companies have reported negative reports or surprises. After the massive writeoffs in the wake of Enron and MCI, and resulting enhanced reporting regulations, the earnings that are reported are considered to be of higher quality and reflect true operating earnings. The S&P 500 is trading at approximately 18x 2004 operating earnings estimates of $61.97 (S&P estimates).

LOOKING AHEAD

  As 2004 begins we see the markets in early to mid-recovery stage, and the "legs" that will sustain its momentum are low interest rates, low inflation, liquidity, consumer, residential and capital investment, and enhanced productivity. We are also benefiting from the lessening of the daily barrage of corporate scandals (in the US at least) due to enforcement of Sarbanes-Oxley. Investors have returned to equity mutual funds despite the investigations into malfeasance at certain mutual fund companies. Finally, markets generally perform well the year of a presidential election; this President has the wind at his back with the economy having staged such a turnaround.

  There are several caveats facing this cycle, which may put a damper on the markets later in this year. Unemployment remains stubbornly high, and may be a drag on general consumer spending. However, we believe these numbers too will improve as increases in manufacturing activity and demand for product filter through the system. Capacity utilization is still low, and corporations have not added capacity in recent years, so there is room for manufacturing expansions without pressure on supply and need for capital. Secondly, despite rising prices of petroleum, gold, and cyclical materials, inflation remains tame. It is possible that inflation may rise this year to reflect these increased costs.

  Additionally, the budget deficit created by tax cuts and fiscal stimulus (and war spending) is in itself inflationary as interest rates must rise to attract investors to fund the rising US national debt. If the Fed does not raise rates, the markets will make these adjustments for them in the yield curve. Lastly, in our view the next President (Bush or a Democrat) will need to set the stage to pay for the deficit financing accumulated these last three years, through severe spending cuts and/or tax increases. And of course, terrorism and regional instability continue to be of concern, and could shock our economy once again.



[BEGIN SIDEBAR]
    THE FUNDS
--------------------------------------------------------------------------------
[GRAPHIC OMITTED - ARROW]
    BURNHAM FUND

 +21.60%    CLASS A
 +20.67%    CLASS B

    The Fund underperformed its
    benchmark and peer group due to a
    conservative equity position through
    the Iraq war. At year end, the Fund
    was fully invested.

    PERFORMANCE AND DISCUSSION        4
    PORTFOLIO                        15
    FINANCIALS                       26
    NOTES TO FINANCIALS              34

----------------------------------------
[GRAPHIC OMITTED - ARROW]
    BURNHAM FINANCIAL
    SERVICES FUND

 +40.66%    CLASS A
 +39.75%    CLASS B

    The Fund outperformed its sector and
    peer group due to emphasis on
    interest sensitive companies and
    consolidation trends.

    PERFORMANCE AND DISCUSSION        6
    PORTFOLIO                        18
    FINANCIALS                       26
    NOTES TO FINANCIALS              34

---------------------------------------
[GRAPHIC OMITTED - ARROW]
    BURNHAM MONEY
    MARKET FUND

 +0.31%

    The fund invested in short-term
    instruments of the highest quality
    and liquidity and provided investors
    with an acceptable yield when
    measured against its peers.

    PERFORMANCE AND DISCUSSION        8
    PORTFOLIO                        23
    FINANCIALS                       26
    NOTES TO FINANCIALS              34

---------------------------------------
[GRAPHIC OMITTED - ARROW]
    BURNHAM U.S. TREASURY
    MONEY MARKET FUND

 +0.39%

    The fund invested in short-term U.S.
    Government securities and overnight
    repurchase agreements to "barbell"
    the portfolio in an attempt to lock
    in as much yield as possible during
    the period.

    PERFORMANCE AND DISCUSSION       10
    PORTFOLIO                        25
    FINANCIALS                       26
    NOTES TO FINANCIALS              34

[END SIDEBAR]

                                                                        REVIEW 3

-----------------------------
              BURNHAM FUND
-----------------------------

[PHOTO]
JON BURNHAM PIC

"The economy is on the upswing so we look toward 2004 with optimism."

                                            /S/ JON BURNHAM
                                            Portfolio Manager

The Burnham Fund returned 11.27% to shareholders in the second half of 2003, finishing the year up 21.60%. This compares to the Morningstar Large-Cap Blend index, which returned 26.71% for the year, and the S&P 500 (which is fully invested) up 28.68%.


  By year-end we had deployed most of the fund's cash position so that it was near fully invested. Our investment outlook is constructive for 2004 based on several themes. Inflation remains low and we expect conditions to remain stable so long as economic growth normalizes to a 3% to 4% rate. Companies have not added to capacity in the past several years, and are running efficiently. Capacity utilization is low and there is no labor shortage which means that companies can deliver more goods and meet demand without pressure on new investment and capital. We believe p/e multiples are reasonable on reported earnings without near term margin pressure or write-offs, and are of higher quality because of Sarbanes Oxley disclosure. Thirdly, the weak dollar makes our goods more competitive, and boosts the profitability of companies competing globally. Finally, the year of a presidential election is generally positive for the markets, as the incumbent candidate postures the economy and policies for re-election.

  We believe that the Bush administration and the Federal Reserve provided the tools necessary to bring the US to recovery. However, this "loan" (low interest rates and easy credit) will need to be repaid after 2004. During the year we plan on positioning the Burnham Fund for normalized growth, a slightly higher dollar, moderately higher interest rates, tax increases, and a less accommodating Federal Reserve. We expect that as this year moves forward, the ballooning budget deficit will be the major policy debate topic, along with the rationale behind the war in Iraq. Whoever is inaugurated one year from now will inherit a far different environment than the fiscally sound budget of 2000.

  Our largest sector representations were in Financial Services (32%), Information Technology (19%), Healthcare (11%) and Energy (10%). The fund favored companies that benefited from low interest rates, cyclical improvement in their business, lower expense base, higher margins, and positive earnings comparisons. The best performing positions exemplified these themes: Intel Corp, Sovereign Bancorp, JP Morgan Chase, and EMC Corp. Our poorest performing positions, all of which were sold, were General Dynamics, Sysco and Merck.

  In the second half, the fund added positions that evidenced recovery in their business (earnings recovery). Portfolio additions included Cisco Systems (recovery in the IT/Server market); Boston Scientific (continued steady growth in stent sales and new product development); Lockheed Martin (secular increases in military spending); Royal Caribbean Cruises (second purchase, continued improvement from 9/11 downturn); Siebel Systems and Texas Instruments (both seeing revenue improvement). We anticipate further diversifying the fund's holdings to reflect a more normalized economy with modest inflation, return to more average interest rates, and a more cyclical economy. We expect that the beneficiaries of this environment will be companies enjoying unit volume growth but don't need to tap the capital markets to increase capacity, companies with pricing flexibility that can pass along higher costs to consumers, and those which benefit from a low dollar. We also expect that retail sales will continue to improve, but along the lines of the past year, which favored larger discretionary purchases (auto, home-building related which are a stimulus to the economy) as opposed to general merchandise which continues to be under pricing pressure.

  Overhanging our present comfort level with the markets is the difficult experience of where we've been. We live in a different world, and need to be conscious of great potential shocks. Higher interest rates, and probable tax increases cloud the future beyond 2004. But the economy is on the upswing so we look toward 2004 with optimism and we'll reappraise 2005 and beyond after the presidential election.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

GROWTH OF $10,000 SINCE INCEPTION JUNE `75

Date      Burnham Fund

6/16/75 10,000.00
Jun-75  10,385.00
Jul-75   9,853.00
Aug-75   9,514.00
Sep-75   9,175.00
Oct-75   9,673.00
Nov-75   9,911.00
Dec-75   9,792.00
Jan-76  10,928.00
Feb-76  10,998.00
Mar-76  11,171.00
Apr-76  11,206.00
May-76  11,137.00
Jun-76  11,670.00
Jul-76  11,517.00
Aug-76  11,434.00
Sep-76  11,693.00
Oct-76  11,386.00
Nov-76  11,527.00
Dec-76  12,130.00
Jan-77  11,700.00
Feb-77  11,437.00
Mar-77  11,485.00
Apr-77  11,615.00
May-77  11,340.00
Jun-77  11,854.00
Jul-77  11,766.00
Aug-77  11,546.00
Sep-77  11,485.00
Oct-77  11,229.00
Nov-77  11,716.00
Dec-77  11,656.00
Jan-78  11,158.00
Feb-78  11,070.00
Mar-78  11,407.00
Apr-78  12,229.00
May-78  12,491.00
Jun-78  12,379.00
Jul-78  13,556.00
Aug-78  13,899.00
Sep-78  13,682.00
Oct-78  12,396.00
Nov-78  12,808.00
Dec-78  13,167.00
Jan-79  13,684.00
Feb-79  13,346.00
Mar-79  13,932.00
Apr-79  14,065.00
May-79  13,947.00
Jun-79  14,487.00
Jul-79  14,945.00
Aug-79  15,796.00
Sep-79  16,010.00
Oct-79  14,985.00
Nov-79  15,968.00
Dec-79  16,265.00
Jan-80  17,758.00
Feb-80  17,622.00
Mar-80  15,526.00
Apr-80  16,286.00
May-80  17,277.00
Jun-80  17,829.00
Jul-80  18,641.00
Aug-80  19,143.00
Sep-80  19,798.00
Oct-80  20,594.00
Nov-80  22,509.00
Dec-80  21,777.00
Jan-81  21,074.00
Feb-81  21,202.00
Mar-81  22,273.00
Apr-81  22,177.00
May-81  22,741.00
Jun-81  22,193.00
Jul-81  21,658.00
Aug-81  20,551.00
Sep-81  19,647.00
Oct-81  20,953.00
Nov-81  21,766.00
Dec-81  21,220.00
Jan-82  20,904.00
Feb-82  20,375.00
Mar-82  20,375.00
Apr-82  21,047.00
May-82  20,740.00
Jun-82  20,464.00
Jul-82  20,188.00
Aug-82  22,122.00
Sep-82  22,325.00
Oct-82  24,649.00
Nov-82  25,502.00
Dec-82  25,928.00
Jan-83  26,532.00
Feb-83  27,129.00
Mar-83  27,563.00
Apr-83  29,090.00
May-83  28,910.00
Jun-83  29,595.00
Jul-83  28,701.00
Aug-83  28,750.00
Sep-83  29,262.00
Oct-83  28,899.00
Nov-83  29,500.00
Dec-83  29,067.00
Jan-84  28,898.00
Feb-84  28,077.00
Mar-84  28,145.00
Apr-84  28,536.00
May-84  27,394.00
Jun-84  28,241.00
Jul-84  28,343.00
Aug-84  30,463.00
Sep-84  30,463.00
Oct-84  30,776.00
Nov-84  30,724.00
Dec-84  31,166.00
Jan-85  33,027.00
Feb-85  33,209.00
Mar-85  33,481.00
Apr-85  33,625.00
May-85  35,844.00
Jun-85  36,579.00
Jul-85  36,173.00
Aug-85  36,285.00
Sep-85  35,897.00
Oct-85  37,473.00
Nov-85  39,481.00
Dec-85  41,191.00
Jan-86  41,426.00
Feb-86  44,533.00
Mar-86  46,888.00
Apr-86  46,720.00
May-86  48,822.00
Jun-86  50,145.00
Jul-86  48,716.00
Aug-86  50,708.00
Sep-86  47,103.00
Oct-86  49,665.00
Nov-86  50,564.00
Dec-86  50,170.00
Jan-87  54,354.00
Feb-87  56,170.00
Mar-87  56,860.00
Apr-87  55,990.00
May-87  56,567.00
Jun-87  58,903.00
Jul-87  60,423.00
Aug-87  61,493.00
Sep-87  60,619.00
Oct-87  53,515.00
Nov-87  51,604.00
Dec-87  53,524.00
Jan-88  55,413.00
Feb-88  57,209.00
Mar-88  56,242.00
Apr-88  56,264.00
May-88  56,377.00
Jun-88  57,606.00
Jul-88  58,090.00
Aug-88  57,468.00
Sep-88  58,486.00
Oct-88  59,825.00
Nov-88  59,568.00
Dec-88  59,883.00
Jan-89  62,626.00
Feb-89  62,357.00
Mar-89  63,167.00
Apr-89  65,170.00
May-89  66,812.00
Jun-89  66,632.00
Jul-89  69,870.00
Aug-89  70,974.00
Sep-89  70,484.00
Oct-89  69,970.00
Nov-89  71,089.00
Dec-89  73,520.00
Jan-90  70,175.00
Feb-90  70,280.00
Mar-90  71,004.00
Apr-90  69,144.00
May-90  72,539.00
Jun-90  72,256.00
Jul-90  72,863.00
Aug-90  69,839.00
Sep-90  69,518.00
Oct-90  69,907.00
Nov-90  71,459.00
Dec-90  72,217.00
Jan-91  72,614.00
Feb-91  75,301.00
Mar-91  76,332.00
Apr-91  76,439.00
May-91  78,044.00
Jun-91  75,695.00
Jul-91  77,731.00
Aug-91  79,325.00
Sep-91  79,515.00
Oct-91  81,280.00
Nov-91  79,354.00
Dec-91  85,195.00
Jan-92  85,595.00
Feb-92  86,673.00
Mar-92  84,030.00
Apr-92  85,753.00
May-92  85,384.00
Jun-92  84,086.00
Jul-92  87,416.00
Aug-92  87,127.00
Sep-92  88,077.00
Oct-92  87,619.00
Nov-92  89,836.00
Dec-92  91,758.00
Jan-93  91,602.00
Feb-93  93,453.00
Mar-93  94,864.00
Apr-93  93,801.00
May-93  95,724.00
Jun-93  96,930.00
Jul-93  97,560.00
Aug-93 100,595.00
Sep-93 101,228.00
Oct-93 100,995.00
Nov-93  98,794.00
Dec-93 100,355.00
Jan-94 101,469.00
Feb-94  99,703.00
Mar-94  95,416.00
Apr-94  96,112.00
May-94  96,689.00
Jun-94  95,432.00
Jul-94  97,789.00
Aug-94 100,244.00
Sep-94  99,011.00
Oct-94 100,446.00
Nov-94  98,016.00
Dec-94  98,564.00
Jan-95 100,418.00
Feb-95 102,777.00
Mar-95 103,959.00
Apr-95 106,298.00
May-95 109,211.00
Jun-95 111,078.00
Jul-95 112,956.00
Aug-95 114,164.00
Sep-95 117,053.00
Oct-95 116,741.00
Nov-95 119,438.00
Dec-95 122,663.00
Jan-96 126,355.00
Feb-96 127,075.00
Mar-96 128,180.00
Apr-96 129,283.00
May-96 131,894.00
Jun-96 131,116.00
Jul-96 124,849.00
Aug-96 127,870.00
Sep-96 134,468.00
Oct-96 138,180.00
Nov-96 146,166.00
Dec-96 144,252.00
Jan-97 152,099.00
Feb-97 149,787.00
Mar-97 145,638.00
Apr-97 152,002.00
May-97 159,374.00
Jun-97 166,387.00
Jul-97 178,017.00
Aug-97 171,146.00
Sep-97 177,598.00
Oct-97 173,993.00
Nov-97 176,690.00
Dec-97 179,923.00
Jan-98 179,239.00
Feb-98 191,141.00
Mar-98 200,621.00
Apr-98 205,537.00
May-98 201,714.00
Jun-98 209,439.00
Jul-98 206,046.00
Aug-98 170,133.00
Sep-98 181,446.00
Oct-98 191,571.00
Nov-98 202,395.00
Dec-98 219,679.00
Jan-99 231,037.00
Feb-99 220,086.00
Mar-99 233,687.00
Apr-99 241,796.00
May-99 231,592.00
Jun-99 245,603.00
Jul-99 238,702.00
Aug-99 241,208.00
Sep-99 237,277.00
Oct-99 257,872.00
Nov-99 269,657.00
Dec-99 291,553.00
Jan-00 289,387.00
Feb-00 296,376.00
Mar-00 313,571.00
Apr-00 306,582.00
May-00 300,570.00
Jun-00 322,169.00
Jul-00 319,408.00
Aug-00 353,536.00
Sep-00 348,431.00
Oct-00 337,383.00
Nov-00 300,736.00
Dec-00 297,602.00
Jan-01 306,215.00
Feb-01 271,380.00
Mar-01 254,155.00
Apr-01 280,148.00
May-01 279,072.00
Jun-01 272,229.00
Jul-01 263,733.00
Aug-01 248,708.00
Sep-01 234,323.00
Oct-01 238,639.00
Nov-01 248,948.00
Dec-01 255,172.00
Jan-02 254,840.00
Feb-02 246,930.00
Mar-02 258,002.00
Apr-02 241,768.00
May-02 239,604.00
Jun-02 227,698.00
Jul-02 209,749.00
Aug-02 207,211.00
Sep-02 193,605.00
Oct-02 199,267.00
Nov-02 203,324.00
Dec-02 196,125.00
Jan-03 192,949.00
Feb-03 191,147.00
Mar-03 194,323.00
Apr-03 204,794.00
May-03 211,832.00
Jun-03 214,322.00
Jul-03 218,278.00
Aug-03 219,740.00
Sep-03 218,305.00
Oct-03 225,961.00
Nov-03 228,713.00
Dec-03 238,513.00

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 2,285%.


[BEGIN SIDEBAR]
---------------------
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE                              O
---------------------------------------------------
MEDIUM
---------------------------------------------------
SMALL
---------------------------------------------------

(SEE PAGE 39 FOR EXPLANATION OF THIS CHART.)

TICKER SYMBOLS
Class A                        BURHX
Class B                        BURIX

---------------------------------------------

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

---------------------------------------------

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                             $50

---------------------------------------------

ASSET VALUES
Net assets, in millions      $131.25
Net asset value per share
Class A                       $26.94
Class B                       $27.30

---------------------------------------------

MAXIMUM OFFERING PRICE
Class A                       $28.36

---------------------------------------------

EXPENSE RATIOS
Annualized, after expense
recovery
Class A                        1.40%
Class B                        2.15%

---------------------------------------------

INCEPTION
Class A                June 15, 1975
Class B             October 18, 1993




ALL DATA AS OF DECEMBER 31, 2003. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND THE GROWTH CHART DOES NOT REPRESENT THEIR PERFORMANCE. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]


4  BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


[GRAPHIC OMITTED] The fund seeks capital appreciation, mainly long-term.
                  Income is generally of lesser importance.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC


                    ASSET ALLOCATION* (AS A % OF NET ASSETS)

Common stocks (net of call options written) .. 95%
Cash and other net assets ....................  4%
Convertible Preferred Stock ..................  1%

* DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.


TOP 10 INDUSTRIES - COMMON STOCK                  % NET
(NET OF CALL OPTIONS WRITTEN)                    ASSETS
--------------------------------------------------------
 Financial                                        31.88%
--------------------------------------------------------
 Information Technology                           18.60%
--------------------------------------------------------
 Health Care                                      10.97%
--------------------------------------------------------
 Energy                                           10.19%
--------------------------------------------------------
 Consumer Discretionary                            9.85%
--------------------------------------------------------
 Consumer Staples                                  4.78%
--------------------------------------------------------
 Industrials                                       3.34%
--------------------------------------------------------
 Utilities                                         2.60%
--------------------------------------------------------
 Materials                                         1.83%
--------------------------------------------------------
 Telecommunication Services                        0.65%
                                                  ------
                                                  94.69%
                                                  ======


TOP 10 COMMON STOCK HOLDINGS                      % NET
(NET OF CALL OPTIONS WRITTEN)                    ASSETS
--------------------------------------------------------
 Exxon Mobil Corp.                                 6.25%
--------------------------------------------------------
 Citigroup Inc.                                    4.25%
--------------------------------------------------------
 Pfizer Inc.                                       4.04%
--------------------------------------------------------
 Intel Corp.                                       3.68%
--------------------------------------------------------
 American Express Co.                              3.67%
--------------------------------------------------------
 International Business Machines Corp.             3.18%
--------------------------------------------------------
 Sovereign Bancorp, Inc.                           2.93%
--------------------------------------------------------
 PepsiCo, Inc.                                     2.66%
--------------------------------------------------------
 J.P. Morgan Chase & Co.                           2.52%
--------------------------------------------------------
 General Electric Co.                              2.36%
                                                  ------
                                                  35.54%
                                                  ======

TOTAL RETURN+
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

GROWTH OF $10,000 OVER TEN YEARS

                   BURNHAM FUND (CLASS A)      With                 S&P 500
                 without sales charge      sales charge             Index*
                       $23,767               $22,579               $28,561
                 --------------------      ------------            -------
Dec-92               10,000.00               9,500.00             10,000.00
Jan-93                9,983.00               9,484.00             10,084.00
Feb-93               10,185.00               9,675.00             10,223.00
Mar-93               10,338.00               9,822.00             10,439.00
Apr-93               10,223.00               9,712.00             10,186.00
May-93               10,432.00               9,911.00             10,458.00
Jun-93               10,564.00              10,035.00             10,489.00
Jul-93               10,632.00              10,101.00             10,447.00
Aug-93               10,963.00              10,415.00             10,843.00
Sep-93               11,032.00              10,480.00             10,759.00
Oct-93               11,007.00              10,456.00             10,982.00
Nov-93               10,767.00              10,228.00             10,877.00
Dec-93               10,937.00              10,390.00             11,009.00
Jan-94               11,058.00              10,505.00             11,383.00
Feb-94               10,866.00              10,323.00             11,075.00
Mar-94               10,399.00               9,879.00             10,592.00
Apr-94               10,475.00               9,951.00             10,728.00
May-94               10,537.00              10,010.00             10,903.00
Jun-94               10,400.00               9,880.00             10,636.00
Jul-94               10,657.00              10,124.00             10,985.00
Aug-94               10,925.00              10,379.00             11,436.00
Sep-94               10,790.00              10,251.00             11,155.00
Oct-94               10,947.00              10,400.00             11,406.00
Nov-94               10,682.00              10,148.00             10,991.00
Dec-94               10,742.00              10,205.00             11,154.00
Jan-95               10,944.00              10,397.00             11,443.00
Feb-95               11,201.00              10,641.00             11,889.00
Mar-95               11,330.00              10,763.00             12,240.00
Apr-95               11,585.00              11,005.00             12,600.00
May-95               11,902.00              11,307.00             13,104.00
Jun-95               12,106.00              11,500.00             13,408.00
Jul-95               12,310.00              11,695.00             13,853.00
Aug-95               12,442.00              11,820.00             13,887.00
Sep-95               12,757.00              12,119.00             14,473.00
Oct-95               12,723.00              12,087.00             14,421.00
Nov-95               13,017.00              12,366.00             15,054.00
Dec-95               13,368.00              12,700.00             15,345.00
Jan-96               13,770.00              13,082.00             15,867.00
Feb-96               13,849.00              13,156.00             16,014.00
Mar-96               13,969.00              13,271.00             16,168.00
Apr-96               14,090.00              13,385.00             16,406.00
May-96               14,374.00              13,655.00             16,829.00
Jun-96               14,289.00              13,575.00             16,893.00
Jul-96               13,606.00              12,926.00             16,146.00
Aug-96               13,936.00              13,239.00             16,487.00
Sep-96               14,655.00              13,922.00             17,415.00
Oct-96               15,059.00              14,306.00             17,896.00
Nov-96               15,930.00              15,133.00             19,249.00
Dec-96               15,721.00              14,935.00             18,868.00
Jan-97               16,576.00              15,747.00             20,047.00
Feb-97               16,324.00              15,508.00             20,203.00
Mar-97               15,872.00              15,078.00             19,373.00
Apr-97               16,566.00              15,737.00             20,529.00
May-97               17,369.00              16,500.00             21,780.00
Jun-97               18,133.00              17,227.00             22,755.00
Jul-97               19,401.00              18,431.00             24,567.00
Aug-97               18,652.00              17,719.00             23,191.00
Sep-97               19,355.00              18,387.00             24,462.00
Oct-97               18,962.00              18,014.00             23,645.00
Nov-97               19,256.00              18,293.00             24,740.00
Dec-97               19,608.00              18,628.00             25,165.00
Jan-98               19,534.00              18,557.00             25,444.00
Feb-98               20,831.00              19,789.00             27,279.00
Mar-98               21,864.00              20,771.00             28,676.00
Apr-98               22,400.00              21,280.00             28,965.00
May-98               21,983.00              20,884.00             28,467.00
Jun-98               22,825.00              21,684.00             29,623.00
Jul-98               22,455.00              21,333.00             29,309.00
Aug-98               18,541.00              17,614.00             25,071.00
Sep-98               19,774.00              18,786.00             26,678.00
Oct-98               20,878.00              19,834.00             28,847.00
Nov-98               22,057.00              20,955.00             30,595.00
Dec-98               23,941.00              22,744.00             32,357.00
Jan-99               25,179.00              23,920.00             33,710.00
Feb-99               23,985.00              22,786.00             32,661.00
Mar-99               25,468.00              24,194.00             33,968.00
Apr-99               26,351.00              25,034.00             35,282.00
May-99               25,239.00              23,977.00             34,450.00
Jun-99               26,766.00              25,428.00             36,362.00
Jul-99               26,014.00              24,714.00             35,227.00
Aug-99               26,287.00              24,973.00             35,051.00
Sep-99               25,859.00              24,566.00             34,091.00
Oct-99               28,103.00              26,698.00             36,248.00
Nov-99               29,388.00              27,918.00             36,984.00
Dec-99               31,774.00              30,185.00             39,163.00
Jan-00               31,538.00              29,961.00             37,195.00
Feb-00               32,300.00              30,685.00             36,491.00
Mar-00               34,174.00              32,465.00             40,061.00
Apr-00               33,412.00              31,741.00             38,856.00
May-00               32,757.00              31,119.00             38,058.00
Jun-00               35,111.00              33,355.00             38,996.00
Jul-00               34,810.00              33,069.00             38,387.00
Aug-00               38,529.00              36,603.00             40,771.00
Sep-00               37,973.00              36,074.00             38,619.00
Oct-00               36,769.00              34,930.00             38,455.00
Nov-00               32,775.00              31,136.00             35,424.00
Dec-00               32,433.00              30,812.00             35,597.00
Jan-01               33,372.00              31,703.00             36,860.00
Feb-01               29,576.00              28,097.00             33,499.00
Mar-01               27,698.00              26,313.00             31,377.00
Apr-01               30,531.00              29,005.00             33,815.00
May-01               30,414.00              28,893.00             34,042.00
Jun-01               29,668.00              28,185.00             33,213.00
Jul-01               28,742.00              27,305.00             32,886.00
Aug-01               27,105.00              25,749.00             30,828.00
Sep-01               25,537.00              24,260.00             28,338.00
Oct-01               26,007.00              24,707.00             28,879.00
Nov-01               27,131.00              25,774.00             31,094.00
Dec-01               27,809.00              26,419.00             31,366.00
Jan-02               27,773.00              26,384.00             30,909.00
Feb-02               26,911.00              25,565.00             30,313.00
Mar-02               28,118.00              26,712.00             31,453.00
Apr-02               26,348.00              25,031.00             29,546.00
May-02               26,112.00              24,807.00             29,328.00
Jun-02               24,815.00              23,574.00             27,239.00
Jul-02               22,859.00              21,716.00             25,115.00
Aug-02               22,582.00              21,453.00             25,280.00
Sep-02               21,100.00              20,045.00             22,533.00
Oct-02               21,717.00              20,631.00             24,516.00
Nov-02               22,159.00              21,051.00             25,959.00
Dec-02               21,374.00              20,305.00             24,434.00
Jan-03               19,906.00              18,911.00             22,686.00
Feb-03               19,720.00              18,734.00             22,345.00
Mar-03               20,048.00              19,045.00             22,562.00
Apr-03               21,128.00              20,072.00             24,421.00
May-03               21,854.00              20,761.00             25,708.00
Jun-03               22,111.00              21,005.00             26,036.00
Jul-03               21,750.60              20,663.10             25,242.10
Aug-03               21,896.30              20,801.50             25,734.30
Sep-03               21,753.30              20,665.70             25,461.00
Oct-03               22,516.20              21,390.40             26,901.30
Nov-03               22,790.50              21,650.90             27,138.10
Dec-03               23,767.00              22,578.70             28,561.20


                                  WITH NO      WITH MAX.
AVERAGE                      SALES CHARGE  SALES CHARGE
ANNUAL RETURNS                    OR CDSC       OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
 One year                           21.60%        15.53%
--------------------------------------------------------
 Three years                        (7.11)%       (8.69)%
--------------------------------------------------------
 Five years                          1.66%         0.62%
--------------------------------------------------------
 Ten years                           9.04%         8.49%
--------------------------------------------------------
 Fifteen years                       9.65%         9.28%
--------------------------------------------------------
 Since inception                    11.74%        11.54%
--------------------------------------------------------

CLASS B
--------------------------------------------------------
 One year                           20.67%        16.67%
--------------------------------------------------------
 Three years                        (7.80)%       (8.99)%
--------------------------------------------------------
 Five years                          0.87%         0.67%
--------------------------------------------------------
 Ten years                           8.25%         8.25%
--------------------------------------------------------
 Since inception                     7.95%         7.95%
--------------------------------------------------------


                                  WITH NO     WITH MAX.
CUMULATIVE                   SALES CHARGE  SALES CHARGE
TOTAL RETURNS                     OR CDSC       OR CDSC
--------------------------------------------------------
CLASS A
--------------------------------------------------------
 One year                           21.60%        15.53%
--------------------------------------------------------
 Three years                       (19.86)%      (23.86)%
--------------------------------------------------------
 Five years                          8.57%         3.15%
--------------------------------------------------------
 Ten years                         137.67%       125.79%
--------------------------------------------------------
 Fifteen years                     298.30%       278.38%
--------------------------------------------------------
 Since inception                 2,285.13%     2,165.88%
--------------------------------------------------------

CLASS B
--------------------------------------------------------
 One year                           20.67%        16.67%
--------------------------------------------------------
 Three years                       (21.62)%      (24.62)%
--------------------------------------------------------
 Five years                          4.45%         3.45%
--------------------------------------------------------
 Ten years                         120.97%       120.97%
--------------------------------------------------------
 Since inception                   117.69%       117.69%
--------------------------------------------------------


PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +21.60%
                                  FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +28.68%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +26.71%
                                   PEER GROUP

THE FUND underperformed its benchmark and peer group due to a conservative equity position through the Iraq war. At year end, the Fund was fully invested.

THE SECTOR is represented by the S&P 500 Index(REGISTRATION MARK) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes 500 large-cap stocks.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

           FUND     SECTOR  PEER GROUP
D             0        0          0
J         -1.62     -2.62    -2.57
F         -2.54     -4.08    -4.21
M         -0.92     -3.15    -3.45
A          4.42      4.83     3.96
M          8.01     10.35     9.61
J          9.28     11.76    10.84
J          11.3     13.73    12.92
A         12.04     15.95    15.17
S         11.31     14.72    13.88
O         15.21     21.21    20.09
N         16.62     22.27    21.37
D         21.60     28.68    26.71


MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

---------------------------------------
 Beta                           0.79
---------------------------------------
 R 2                            0.87
---------------------------------------
 Alpha                         (4.58)
---------------------------------------
 Standard Deviation            14.46
---------------------------------------
 Sharpe Ratio                  (0.65)
---------------------------------------


* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

**  SOURCE: MORNINGSTAR PRINCIPIA,
    DECEMBER 2003

                                                                  BURNHAM FUND 5

BURNHAM
-----------------------------
     FINANCIAL SERVICES FUND
-----------------------------

[PHOTO]
ANTON SCHUTZ PIC

"The second half of 2003 brought stronger than expected economic news, which pushed financial services stock prices generally higher and accelerated merger and acquisition activity."

                                                                /S/ ANTON SCHUTZ
                                                               Portfolio Manager

MARKET OVERVIEW

2003 was another record year for financial institutions as bank and thrift stocks outperformed most of the major markets for the fourth year in a row. The Fund took full advantage of this strength. The first half of the year was rather tumultuous as concerns about the war with Iraq kept investors out of the equity markets and fears of deflation, further declining interest rates, and substantial consumer defaults kept investors skeptical of bank and thrift stocks. However, the markets began to improve late in the second quarter as it became clear that the operation in Iraq was moving swiftly and economic recovery seemed imminent. As a result, the second half of 2003 brought stronger than expected economic news, which pushed financial services stock prices generally higher and accelerated merger and acquisition activity. There were 265 bank and thrift deals in 2003, 11% more than in 2002, and the pace of consolidation increased throughout the year, with the second half seeing the most activity. Some larger deals of note include Bank of America's announced acquisition of FleetBoston, Lehman Brothers' acquisition of Neuberger Berman, and Manulife's announced acquisition of John Hancock, in addition to many regional deals.

LOOKING AHEAD

The Fund believes that the announced Bank of America/FleetBoston deal was the much anticipated "big" deal that will likely spur a number of other large deals. As capitalizing on consolidation activity is part of the Fund's core strategy, the BAC/FBF deal and the increase of deals in the second half is a welcome indicator of coming activity for the Fund. Industry analysts and institutional investors interested in consolidation are closely watching the high growth states, like Florida and Texas, for deals, as well as the recently active markets like New England and Pennsylvania. Some candidates of interest include Sovereign Bancorp (SOV) in

----------------------------------
   2003 Performance Comparison
----------------------------------

 Fund (Class A)              +40.66%
 NASDAQ Bank Index           +29.95%
 NASDAQ Financial 100 Index  +28.10%


Pennsylvania and Greenpoint Financial (GPT) in New York, which are two of the largest remaining regional institutions with a major Northeast presence. These institutions are likely being monitored by larger banks, such as the Royal Bank of Scotland or Wells Fargo as a point of entry into this region. Our macroeconomic view for 2004 is fairly positive and we are positioning the Fund accordingly. We expect 4% to 5% GDP growth for this year, a subsequent increase in confidence indices, and an overall capital markets recovery.

Given these expectations, the Fund believes investing opportunities exist in the broker dealer sub-sector, and increasingly, in the asset manager group. In the larger capitalization bank group, valuations are still cheap relative to historical trading ranges, and the broader market multiples, and diversified revenue streams should improve pricing. Excellent investment opportunities also exist in the credit arena, particularly in consumer lending.

As the Fund expects the Federal Reserve may be forced to raise interest rates quickly later in 2004, the Fund will likely be avoiding highly valued thrifts with dependence on mortgage origination activity and large securities portfolios.

OPTIONS STRATEGY REMAINS INTACT

Finally, the Fund's options strategy of writing covered calls on the more liquid positions, to protect positions and enforce a sell discipline when price targets are reached, remains intact.

[BEGIN SIDEBAR]
---------------------
INVESTMENT FOCUS

                                 STYLE
---------------------------------------------------
MARKET CAP             VALUE     BLEND     GROWTH
---------------------------------------------------
LARGE
---------------------------------------------------
MEDIUM                             0
---------------------------------------------------
SMALL
---------------------------------------------------

(SEE PAGE 39 FOR EXPLANATION OF THIS CHART.)


TICKER SYMBOLS
Class A                             BURKX
Class B                             BURMX

-------------------------------------------

PORTFOLIO MANAGER
Anton V. Schutz
Since inception

-------------------------------------------

MINIMUM INVESTMENT
Regular accounts                   $1,000
IRAs                                  $50

-------------------------------------------

ASSET VALUES
Net assets, in millions           $326.78
Net asset value per share
Class A                            $24.44
Class B                            $23.80

-------------------------------------------

MAXIMUM OFFERING PRICE
Class A                            $25.73

-------------------------------------------

EXPENSE RATIOS
Annualized, after expense
recovery
Class A                             1.60%
Class B                             2.35%

-------------------------------------------

INCEPTION
Both classes                 June 7, 1999

ALL DATA AS OF DECEMBER 31, 2003. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]

 6 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] The fund seeks capital appreciation.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                                ASSET ALLOCATION*
                             (AS A % OF NET ASSETS)

Cash and other net assets ................................  7%
Common stocks (net of call options written) .............. 93%

* DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.


TOP 10 INDUSTRIES - COMMON STOCK                  % NET
(NET OF CALL OPTIONS WRITTEN)                    ASSETS
--------------------------------------------------------
 Savings & Loan Companies--
 Regional                                         26.76%
--------------------------------------------------------
 Banks-- Regional                                 17.07%
--------------------------------------------------------
 Banks-- Major Regional                           13.97%
--------------------------------------------------------
 Investment Banking/Brokerage                     11.19%
--------------------------------------------------------
 Diversified Financial Services                    9.44%
--------------------------------------------------------
 Insurance                                         8.62%
--------------------------------------------------------
 Consumer Credit Services                          3.38%
--------------------------------------------------------
 Mortgage Banking                                  2.11%
--------------------------------------------------------
 Investment Management                             0.77%
--------------------------------------------------------
 Unregistered Investment Company                   0.08%
                                                  ------
                                                  93.39%
                                                  ======

TOP 10 COMMON STOCK HOLDINGS                      % NET
(NET OF CALL OPTIONS WRITTEN)                    ASSETS
--------------------------------------------------------
 Countrywide Financial Corp.                       4.42%
--------------------------------------------------------
 Sovereign Bancorp, Inc.                           3.85%
--------------------------------------------------------
 New York Community Bancorp, Inc.                  2.88%
--------------------------------------------------------
 Citigroup, Inc.                                   2.42%
--------------------------------------------------------
 Morgan Stanley                                    2.20%
--------------------------------------------------------
 Merrill Lynch& Co., Inc.                          2.19%
--------------------------------------------------------
 SunTrust Banks, Inc.                              2.15%
--------------------------------------------------------
 U.S.B. Holding Co., Inc.                          2.14%
--------------------------------------------------------
 Fieldstone Investment Corp.                       2.11%
--------------------------------------------------------
 U.S. Bancorp                                      2.07%
                                                  ------
                                                  26.43%
                                                  ======


TOTAL RETURN+
--------------------------------------------------------------------------------

GROWTH OF $10,000 SINCE INCEPTION

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

           BURNHAM FUND (CLASS A)     With         NASDAQ Bank  NASDAQ Financial
          without sales charge    sales charge      Index*         100 Index*
                 $32,039             $30,437        $15,670         $12,348
                 ---------          ----------      -------        ---------

June 7 1999      10,000.00           9,500.00       10,000.00       10,000.00
Jun-99           10,510.00           9,985.00       10,079.00       10,010.00
Jul-99           10,380.00           9,861.00        9,780.00        9,351.00
Aug-99            9,900.00           9,405.00        9,372.00        8,784.00
Sep-99            9,780.00           9,291.00        9,084.00        8,388.00
Oct-99           10,450.00           9,928.00        9,720.00        9,070.00
Nov-99           10,280.00           9,766.00        9,530.00        9,047.00
Dec-99            9,810.00           9,320.00        9,127.00        8,724.00
Jan-00            9,209.00           8,748.00        8,565.00        8,024.00
Feb-00            8,668.00           8,234.00        7,820.00        7,442.00
Mar-00            9,710.00           9,224.00        8,259.00        8,229.00
Apr-00           10,001.00           9,501.00        8,060.00        7,742.00
May-00           10,582.00          10,053.00        8,402.00        7,895.00
Jun-00           10,622.00          10,091.00        8,080.00        7,485.00
Jul-00           11,454.00          10,881.00        8,401.00        7,831.00
Aug-00           12,466.00          11,842.00        9,033.00        8,590.00
Sep-00           13,438.00          12,766.00        9,600.00        9,095.00
Oct-00           13,107.00          12,452.00        9,462.00        8,964.00
Nov-00           13,137.00          12,480.00        9,509.00        8,714.00
Dec-00           14,988.00          14,239.00       10,466.00        9,685.00
Jan-01           15,558.00          14,781.00       10,556.00        9,545.00
Feb-01           16,118.00          15,312.00       10,338.00        9,247.00
Mar-01           16,301.00          15,486.00       10,163.00        8,931.00
Apr-01           16,882.00          16,038.00       10,413.00        9,307.00
May-01           18,108.00          17,203.00       10,862.00        9,616.00
Jun-01           18,700.00          17,765.00       11,381.00       10,006.00
Jul-01           19,238.00          18,276.00       11,749.00       10,278.00
Aug-01           19,088.00          18,133.00       11,314.00        9,811.00
Sep-01           17,797.00          16,907.00       11,131.00        9,582.00
Oct-01           17,657.00          16,774.00       10,720.00        9,176.00
Nov-01           18,388.00          17,469.00       11,162.00        9,668.00
Dec-01           19,377.00          18,408.00       11,537.00       10,014.00
Jan-02           20,027.00          19,025.00       11,801.00       10,148.00
Feb-02           20,174.00          19,165.00       12,004.00       10,351.00
Mar-02           21,229.00          20,167.00       12,640.00       10,869.00
Apr-02           22,161.00          21,053.00       13,126.00       11,115.00
May-02           22,455.00          21,332.00       13,031.00       10,932.00
Jun-02           22,050.00          20,948.00       13,001.00       10,625.00
Jul-02           21,229.00          20,167.00       12,461.00       10,187.00
Aug-02           22,063.00          20,959.00       12,794.00       10,413.00
Sep-02           21,057.00          20,004.00       11,886.00        9,487.00
Oct-02           21,805.00          20,715.00       12,107.00        9,761.00
Nov-02           22,504.00          21,379.00       12,136.00        9,802.00
Dec-02           22,777.00          21,638.00       12,058.00        9,639.00
Jan-03           23,261.00          22,098.00       11,998.00        9,491.00
Feb-03           23,062.00          21,909.00       11,993.00        9,393.00
Mar-03           23,324.00          22,158.00       11,774.00        9,196.00
Apr-03           25,200.00          23,940.00       12,460.00        9,747.00
May-03           26,232.00          24,920.00       13,324.00       10,564.00
Jun-03           26,455.00          25,133.00       13,285.00       10,547.00
Jul-03           28,033.50          26,631.80       13,797.90       10,938.30
Aug-03           28,443.60          27,021.40       14,045.20       11,121.80
Sep-03           28,791.50          27,351.90       14,007.70       11,078.80
Oct-03           30,630.70          29,099.10       15,050.80       11,919.40
Nov-03           31,202.20          29,642.10       15,472.30       12,115.50
Dec-03           32,039.10          30,437.10       15,670.20       12,347.70



                                  WITH NO     WITH MAX.
AVERAGE                      SALES CHARGE  SALES CHARGE
ANNUAL RETURNS                    OR CDSC       OR CDSC
--------------------------------------------------------
 CLASS A
--------------------------------------------------------
 One year                           40.66%        33.64%
--------------------------------------------------------
 Three years                        28.82%        26.63%
--------------------------------------------------------
 Since inception                    28.92%        27.49%
--------------------------------------------------------

 CLASS B
--------------------------------------------------------
 One year                           39.75%        35.75%
--------------------------------------------------------
 Three years                        27.86%        27.24%
--------------------------------------------------------
 Since inception                    27.91%        27.73%
--------------------------------------------------------

                                  WITH NO     WITH MAX.
CUMULATIVE                   SALES CHARGE  SALES CHARGE
TOTAL RETURNS                     OR CDSC       OR CDSC
--------------------------------------------------------
 CLASS A
--------------------------------------------------------
 One year                           40.66%        33.64%
--------------------------------------------------------
 Three years                       113.76%       103.07%
--------------------------------------------------------
 Since inception                   220.39%       204.37%
--------------------------------------------------------

 CLASS B
--------------------------------------------------------
 One year                           39.75%        35.75%
--------------------------------------------------------
 Three years                       109.02%       106.02%
--------------------------------------------------------
 Since inception                   209.02%       207.02%
--------------------------------------------------------

[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +40.66%
                                 FUND (CLASS A)

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +28.10%
                                     SECTOR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +33.31%
                                   PEER GROUP

THE FUND outperformed its sector and peer group due to emphasis on interest sensitive companies and consolidation trends.

THE SECTOR is represented by the NASDAQ Financial 100 Index, an unmanaged index of the 100 largest financial companies traded on the NASDAQ market system and the NASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

         FUND     SECTOR   PEER GROUP
D            0         0           0
J         2.13     -1.54     -1.7800
F         1.25     -2.56     -4.3828
M         2.40     -4.60     -5.0904
A        10.64      1.12      5.6059
M        15.17      9.59      12.069
J        16.15      9.41      12.719
J        23.08     13.48     17.2390
A        24.88     15.38     17.2976
S        26.41     14.93     18.0718
O        34.48     23.65     26.6202
N        36.99     25.69     27.8231
D        40.66     28.10     33.3100


MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
-----------------------------------------
 Beta                               0.39
-----------------------------------------
 R 2                                  42
-----------------------------------------
 Alpha                             29.14
-----------------------------------------
 Standard Deviation                13.77
-----------------------------------------
 Sharpe Ratio                       1.97
-----------------------------------------

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
  WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

** SOURCE: MORNINGSTAR PRINCIPIA,
    DECEMBER 2003
[END SIDEBAR]
                                                       FINANCIAL SERVICES FUND 7

BURNHAM
----------------------------------
              MONEY MARKET FUND
----------------------------------

"Credit was one area of good news as the improving economy and high productivity enhanced corporate earnings, short term credit ratings began to improve and downgrades became more infrequent."

                                                             /S/ MOLLY FLEWHARTY
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

Recent economic statistics have indicated that the economy is buoyant and a strong rebound can be anticipated in 2004. At least that is the story as far as manufacturing, housing, and productivity are concerned. The specter of deflation has also diminished as the economy steadily improves. But there remains a major and important weak spot and that is in job growth. The Federal Reserve has made it very clear that until we see a substantial increase in job creation they will leave interest rates at their current levels. The Fed is unconcerned that the current policy might rekindle inflation. So far inflation has been tame and they are confident that they can successfully control it if the need arises.

During 2003 the Fed made one downward adjustment in the Fed Funds rate from 1.25% to 1.00% at the June meeting. Yet as the economic news revealed strength, the short term market adjusted rates in anticipation of Fed action. One year LIBOR was at 0.99% in mid June, moved to 1.61% in November and then backed down to 1.40%. We attempted to capture some of the higher rate levels, suspecting that they were overly optimistic, in an effort to improve the fund's yield. But overall the low level of money market rates did not offer an exciting investment opportunity.

Credit was one area of good news as the improving economy and high productivity enhanced corporate earnings, short term credit ratings began to improve and downgrades became more infrequent.

Looking forward to 2004 we are once again anticipating a difficult investing environment for money market securities as the current low rate levels persist. However, if the economy continues to improve and job creation increases we can anticipate that the Fed will increase rates. The timing of any increase is unknowable as it depends on future economic statistics, but as soon as the possibility is perceptible the market will begin to increase rates in advance of the actual move.

The Burnham Money Market Fund is invested in short term fixed income securities of the highest credit quality and liquidity. During 2003 the fund provided investors with an acceptable yield when measured against its peers.

[BEGIN SIDEBAR]
TICKER SYMBOL                  BURXX

---------------------------------------

PORTFOLIO MANAGER
Reich & Tang Asset Management L.P.
Since inception

---------------------------------------

MINIMUM INVESTMENT
Regular accounts              $1,000
IRAs                             $50

---------------------------------------

ASSET VALUES
Net assets, in millions       $41.99
Net asset value per share      $1.00

---------------------------------------

EXPENSE RATIO
Annualized, after expense
reimbursement                  0.96%

---------------------------------------

INCEPTION
May 3, 1999


ALL DATA AS OF DECEMBER 31, 2003. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]

8  MONEY MARKET FUND

[GRAPHIC OMITTED] The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                   ASSET ALLOCATION BY TYPE (AS A % OF VALUE)

Over 180 days ..............  7%
31-89 days ................. 19%
1-3 days ................... 46%
4-30 days .................. 28%


                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                 ASSET ALLOCATION BY MATURITY (AS A % OF VALUE)

Yankee Certificate of Deposit .........  2%
Discounted Commercial Paper ........... 11%
Floating Rate Notes ...................  4%
Certificate of Deposit ................  5%
Variable Rate Demand Notes ............ 31%
Overnight Repurchase Agreement ........ 30%
U.S. Government Agency Note ...........  7%
Taxable Municipal Commercial Paper ....  5%
U.S. Government Discount Notes ........  5%


YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------

YIELD AND MATURITY
--------------------------------------------------------
 Daily yield                                      0.27%
--------------------------------------------------------
 7-day effective yield                            0.29%
--------------------------------------------------------
 30-day effective yield                           0.30%
--------------------------------------------------------
 Weighted average days to maturity                   39
--------------------------------------------------------

AVERAGE ANNUAL RETURN
--------------------------------------------------------
 One year                                         0.31%
--------------------------------------------------------
 Three years                                      2.49%
--------------------------------------------------------
 Since inception                                  2.83%
--------------------------------------------------------


CUMULATIVE TOTAL RETURN
--------------------------------------------------------
 One year                                         0.31%
--------------------------------------------------------
 Three years                                      7.65%
--------------------------------------------------------
 Since inception                                 13.92%
--------------------------------------------------------


[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +0.31%
                                      FUND


The Fed has made it clear that until we see a substantial increase in job creation, interest rates will be left at current levels.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC


          FUND
01/01/03 0.615
01/02/03 0.599
01/03/03 0.582
01/04/03 0.564
01/05/03 0.547
01/06/03 0.524
01/07/03 0.516
01/08/03 0.509
01/09/03 0.501
01/10/03 0.490
01/11/03 0.479
01/12/03 0.468
01/13/03 0.462
01/14/03 0.459
01/15/03 0.458
01/16/03 0.454
01/17/03 0.452
01/18/03 0.450
01/19/03 0.448
01/20/03 0.445
01/21/03 0.446
01/22/03 0.444
01/23/03 0.445
01/24/03 0.449
01/25/03 0.452
01/26/03 0.456
01/27/03 0.460
01/28/03 0.461
01/29/03 0.461
01/30/03 0.459
01/31/03 0.457
02/01/03 0.454
02/02/03 0.452
02/03/03 0.448
02/04/03 0.442
02/05/03 0.436
02/06/03 0.432
02/07/03 0.424
02/08/03 0.416
02/09/03 0.409
02/10/03 0.404
02/11/03 0.402
02/12/03 0.399
02/13/03 0.396
02/14/03 0.397
02/15/03 0.397
02/16/03 0.398
02/17/03 0.398
02/18/03 0.399
02/19/03 0.398
02/20/03 0.398
02/21/03 0.396
02/22/03 0.395
02/23/03 0.393
02/24/03 0.392
02/25/03 0.389
02/26/03 0.390
02/27/03 0.390
02/28/03 0.392
03/01/03 0.394
03/02/03 0.395
03/03/03 0.397
03/04/03 0.398
03/05/03 0.397
03/06/03 0.395
03/07/03 0.393
03/08/03 0.390
03/09/03 0.388
03/10/03 0.385
03/11/03 0.383
03/12/03 0.381
03/13/03 0.380
03/14/03 0.379
03/15/03 0.379
03/16/03 0.379
03/17/03 0.380
03/18/03 0.378
03/19/03 0.377
03/20/03 0.378
03/21/03 0.377
03/22/03 0.377
03/23/03 0.376
03/24/03 0.375
03/25/03 0.376
03/26/03 0.377
03/27/03 0.379
03/28/03 0.382
03/29/03 0.386
03/30/03 0.389
03/31/03 0.393
04/01/03 0.395
04/02/03 0.396
04/03/03 0.396
04/04/03 0.394
04/05/03 0.392
04/06/03 0.390
04/07/03 0.389
04/08/03 0.388
04/09/03 0.388
04/10/03 0.388
04/11/03 0.388
04/12/03 0.389
04/13/03 0.389
04/14/03 0.390
04/15/03 0.392
04/16/03 0.394
04/17/03 0.395
04/18/03 0.396
04/19/03 0.397
04/20/03 0.398
04/21/03 0.398
04/22/03 0.396
04/23/03 0.396
04/24/03 0.397
04/25/03 0.397
04/26/03 0.397
04/27/03 0.396
04/28/03 0.397
04/29/03 0.398
04/30/03 0.400
05/01/03 0.401
05/02/03 0.402
05/03/03 0.404
05/04/03 0.405
05/05/03 0.404
05/06/03 0.402
05/07/03 0.401
05/08/03 0.400
05/09/03 0.401
05/10/03 0.401
05/11/03 0.401
05/12/03 0.402
05/13/03 0.403
05/14/03 0.403
05/15/03 0.406
05/16/03 0.406
05/17/03 0.406
05/18/03 0.407
05/19/03 0.406
05/20/03 0.406
05/21/03 0.404
05/22/03 0.398
05/23/03 0.394
05/24/03 0.389
05/25/03 0.384
05/26/03 0.379
05/27/03 0.376
05/28/03 0.375
05/29/03 0.376
05/30/03 0.379
05/31/03 0.383
06/01/03 0.387
06/02/03 0.389
06/03/03 0.389
06/04/03 0.387
06/05/03 0.384
06/06/03 0.381
06/07/03 0.377
06/08/03 0.374
06/09/03 0.371
06/10/03 0.369
06/11/03 0.368
06/12/03 0.364
06/13/03 0.359
06/14/03 0.354
06/15/03 0.349
06/16/03 0.346
06/17/03 0.342
06/18/03 0.338
06/19/03 0.334
06/20/03 0.330
06/21/03 0.325
06/22/03 0.321
06/23/03 0.314
06/24/03 0.309
06/25/03 0.297
06/26/03 0.290
06/27/03 0.283
06/28/03 0.277
06/29/03 0.270
06/30/03 0.264
07/01/03 0.258
07/02/03 0.254
07/03/03 0.249
07/04/03 0.245
07/05/03 0.241
07/06/03 0.237
07/07/03 0.233
07/08/03 0.230
07/09/03 0.232
07/10/03 0.229
07/11/03 0.226
07/12/03 0.223
07/13/03 0.220
07/14/03 0.218
07/15/03 0.218
07/16/03 0.217
07/17/03 0.218
07/18/03 0.219
07/19/03 0.220
07/20/03 0.220
07/21/03 0.220
07/22/03 0.218
07/23/03 0.217
07/24/03 0.217
07/25/03 0.218
07/26/03 0.220
07/27/03 0.221
07/28/03 0.222
07/29/03 0.223
07/30/03 0.224
07/31/03 0.225
08/01/03 0.224
08/02/03 0.224
08/03/03 0.224
08/04/03 0.223
08/05/03 0.220
08/06/03 0.215
08/07/03 0.209
08/08/03 0.203
08/09/03 0.196
08/10/03 0.190
08/11/03 0.187
08/12/03 0.186
08/13/03 0.188
08/14/03 0.191
08/15/03 0.197
08/16/03 0.204
08/17/03 0.210
08/18/03 0.209
08/19/03 0.210
08/20/03 0.207
08/21/03 0.207
08/22/03 0.203
08/23/03 0.200
08/24/03 0.196
08/25/03 0.198
08/26/03 0.198
08/27/03 0.201
08/28/03 0.202
08/29/03 0.202
08/30/03 0.202
08/31/03 0.203
09/01/03 0.202
09/02/03 0.202
09/03/03 0.201
09/04/03 0.199
09/05/03 0.196
09/06/03 0.193
09/07/03 0.191
09/08/03 0.189
09/09/03 0.188
09/10/03 0.187
09/11/03 0.188
09/12/03 0.191
09/13/03 0.194
09/14/03 0.197
09/15/03 0.201
09/16/03 0.202
09/17/03 0.202
09/18/03 0.201
09/19/03 0.199
09/20/03 0.196
09/21/03 0.193
09/22/03 0.189
09/23/03 0.189
09/24/03 0.189
09/25/03 0.192
09/26/03 0.195
09/27/03 0.199
09/28/03 0.203
09/29/03 0.206
09/30/03 0.206
10/01/03 0.207
10/02/03 0.207
10/03/03 0.203
10/04/03 0.200
10/05/03 0.196
10/06/03 0.193
10/07/03 0.191
10/08/03 0.189
10/09/03 0.186
10/10/03 0.186
10/11/03 0.186
10/12/03 0.186
10/13/03 0.186
10/14/03 0.190
10/15/03 0.194
10/16/03 0.198
10/17/03 0.199
10/18/03 0.201
10/19/03 0.202
10/20/03 0.205
10/21/03 0.198
10/22/03 0.189
10/23/03 0.182
10/24/03 0.176
10/25/03 0.171
10/26/03 0.166
10/27/03 0.160
10/28/03 0.164
10/29/03 0.170
10/30/03 0.175
10/31/03 0.181
11/01/03 0.186
11/02/03 0.192
11/03/03 0.196
11/04/03 0.195
11/05/03 0.194
11/06/03 0.193
11/07/03 0.190
11/08/03 0.187
11/09/03 0.184
11/10/03 0.184
11/11/03 0.184
11/12/03 0.198
11/13/03 0.214
11/14/03 0.230
11/15/03 0.246
11/16/03 0.263
11/17/03 0.280
11/18/03 0.295
11/19/03 0.295
11/20/03 0.295
11/21/03 0.295
11/22/03 0.295
11/23/03 0.296
11/24/03 0.294
11/25/03 0.295
11/26/03 0.297
11/27/03 0.297
11/28/03 0.297
11/29/03 0.297
11/30/03 0.297
12/01/03 0.297
12/02/03 0.321
12/03/03 0.319
12/04/03 0.318
12/05/03 0.317
12/06/03 0.317
12/07/03 0.316
12/08/03 0.315
12/09/03 0.292
12/10/03 0.292
12/11/03 0.293
12/12/03 0.294
12/13/03 0.294
12/14/03 0.295
12/15/03 0.297
12/16/03 0.297
12/17/03 0.297
12/18/03 0.298
12/19/03 0.298
12/20/03 0.299
12/21/03 0.300
12/22/03 0.299
12/23/03 0.299
12/24/03 0.300
12/25/03 0.300
12/26/03 0.300
12/27/03 0.299
12/28/03 0.299
12/29/03 0.298
12/30/03 0.298
12/31/03 0.294

  IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE TABLE DOES REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


                                                             MONEY MARKET FUND 9

BURNHAM
------------------------------------
              U.S. TREASURY MONEY
              MARKET FUND
------------------------------------

"Hopefully the economic growth that started in 2003 will continue giving employers a reason to hire more workers and provide the Fed a reason to increase short term rates during the second half of 2004."

                                                             /S/ MOLLY FLEWHARTY
                                                                 MOLLY FLEWHARTY
                                                               Portfolio Manager

Is there hope for higher short term yields during 2004? Unfortunately, we cannot say definitively as the yields will be determined by the strength of the economy and the associated pace of job growth during the upcoming year, as well as the resulting market expectations and actual changes in monetary policy.

The Federal Reserve has made it clear that they will be very slow to increase rates, needing to see data that confirms that not only is the economy robust but that job growth is also vigorous. The Fed made one downward adjustment in the Fed Funds rate during 2003, moving it from 1.25% to 1.00% at the June meeting. As a result of massive monetary and fiscal stimulus the economy accelerated during the fourth quarter of 2003. But unfortunately job growth remained anemic. If nothing else the Fed has been steadfast in their view that rates should remain low until the unemployment rate is down and that the current low level of inflation, about 1% year to year, allows them to leave rates at these historically low levels.

The impact on the short term Treasury market has been bleak at best. Once again during 2003 we found that overnight repurchase agreements (repo) offered a better return than buying three or six month securities. To get a better yield than the overnight repo rate it was necessary to go out nine months or longer and the ninety day limit on weighted average maturity does not allow for a large quantity of longer paper. The thirteen month Treasury Note market backed up to yield 1.38% for a brief period but then reverted to the less than exciting 1.13% level. We continued to "barbell" the portfolio, investing as much as possible in longer higher yielding paper when it looked attractive, and placing the remainder of cash into overnight repo.

Hopefully the economic growth that started in 2003 will continue giving employers a reason to hire more workers and provide the Fed a reason to increase short term rates during the second half of 2004.

The Burnham U.S. Treasury Fund is invested in short term U.S. Treasury securities and overnight repurchase agreements collateralized by U.S. Treasury securities and U.S. Government guaranteed securities. During 2003 the fund provided investors with an acceptable yield when compared against peers.


[BEGIN SIDEBAR]
TICKER SYMBOL                  BUTXX

-----------------------------------------

PORTFOLIO MANAGER
Reich & Tang Asset Management L.P.
Since inception

-----------------------------------------

MINIMUM INVESTMENT
Regular accounts                   $1,000
IRAs                                  $50

-----------------------------------------

ASSET VALUES
Net assets, in millions           $163.81
Net asset value per share           $1.00

-----------------------------------------

EXPENSE RATIO
Annualized, after expense
recovery                            0.80%

-----------------------------------------

INCEPTION
October 13, 1999


ALL DATA AS OF DECEMBER 31, 2003. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS BEFORE INVESTING.
[END SIDEBAR]

10  U.S. TREASURY MONEY MARKET FUND

[GRAPHIC OMITTED] The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                 ASSET ALLOCATION BY MATURITY* (AS A % OF VALUE)


Over 180 days .................  15%
1-3 days ......................  75%
31-89 days ....................   3%
90-180 days ...................   7%

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                   ASSET ALLOCATION BY TYPE* (AS A % OF VALUE)

Overnight Repurchase Agreement   38%
U.S. Treasury Notes ...........  24%
U.S. Treasury Bills ...........  38%

* DOES NOT INCLUDE COLLATERAL USED IN SECURITIES LENDING.

YIELD AND TOTAL RETURN*
--------------------------------------------------------------------------------

YIELD AND MATURITY
--------------------------------------------------------
 Daily yield                                       0.15%
--------------------------------------------------------
 7-day effective yield                             0.30%
--------------------------------------------------------
 30-day effective yield                            0.32%
--------------------------------------------------------
 Weighted average days to maturity                    52
--------------------------------------------------------

AVERAGE ANNUAL RETURN
--------------------------------------------------------
 One year                                          0.39%
--------------------------------------------------------
 Three years                                       2.44%
--------------------------------------------------------
 Since inception                                   2.69%
--------------------------------------------------------


CUMULATIVE TOTAL RETURN
--------------------------------------------------------
 One year                                          0.39%
--------------------------------------------------------
 Three years                                       7.51%
--------------------------------------------------------
 Since inception                                  11.61%
--------------------------------------------------------

[BEGIN SIDEBAR]
PERFORMANCE OVER
--------------------------------------------------------------------------------
      THE PAST YEAR

THE FUND invested in short-term U.S. Government securities and overnight repurchase agreements collateralized by U.S. Government Securities.

                               [GRAPHIC OMITTED]
                                 ARROWHEAD ART

                                     +0.39%
                                      FUND

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTING GRAPHIC

                FUND
01/01/03       0.4732
01/02/03       0.4713
01/03/03       0.4626
01/04/03       0.4538
01/05/03       0.4451
01/06/03       0.4325
01/07/03       0.452
01/08/03       0.4766
01/09/03       0.4764
01/10/03       0.4729
01/11/03       0.4694
01/12/03       0.4659
01/13/03       0.4728
01/14/03       0.4796
01/15/03       0.4888
01/16/03       0.4837
01/17/03       0.481
01/18/03       0.4783
01/19/03       0.4756
01/20/03       0.4591
01/21/03       0.4725
01/22/03       0.4676
01/23/03       0.4687
01/24/03       0.4681
01/25/03       0.4674
01/26/03       0.4667
01/27/03       0.4811
01/28/03       0.4738
01/29/03       0.4744
01/30/03       0.4734
01/31/03       0.4865
02/01/03       0.4997
02/02/03       0.5129
02/03/03       0.5088
02/04/03       0.5022
02/05/03       0.4965
02/06/03       0.4933
02/07/03       0.4783
02/08/03       0.4634
02/09/03       0.4484
02/10/03       0.4486
02/11/03       0.4493
02/12/03       0.4493
02/13/03       0.4469
02/14/03       0.4517
02/15/03       0.4565
02/16/03       0.4614
02/17/03       0.4532
02/18/03       0.4725
02/19/03       0.4727
02/20/03       0.4757
02/21/03       0.4754
02/22/03       0.4752
02/23/03       0.4749
02/24/03       0.4803
02/25/03       0.4604
02/26/03       0.4646
02/27/03       0.4683
02/28/03       0.476
03/01/03       0.4838
03/02/03       0.4915
03/03/03       0.4986
03/04/03       0.4991
03/05/03       0.494
03/06/03       0.488
03/07/03       0.4761
03/08/03       0.4643
03/09/03       0.4524
03/10/03       0.4426
03/11/03       0.4388
03/12/03       0.4325
03/13/03       0.4324
03/14/03       0.4383
03/15/03       0.4441
03/16/03       0.45
03/17/03       0.4555
03/18/03       0.4528
03/19/03       0.455
03/20/03       0.4513
03/21/03       0.4443
03/22/03       0.4374
03/23/03       0.4304
03/24/03       0.4184
03/25/03       0.4153
03/26/03       0.4149
03/27/03       0.417
03/28/03       0.4256
03/29/03       0.4343
03/30/03       0.4429
03/31/03       0.4446
04/01/03       0.445
04/02/03       0.4406
04/03/03       0.4399
04/04/03       0.4317
04/05/03       0.4235
04/06/03       0.4153
04/07/03       0.4155
04/08/03       0.4181
04/09/03       0.4216
04/10/03       0.4207
04/11/03       0.4219
04/12/03       0.4231
04/13/03       0.4243
04/14/03       0.4286
04/15/03       0.4394
04/16/03       0.4435
04/17/03       0.4387
04/18/03       0.4363
04/19/03       0.4339
04/20/03       0.4315
04/21/03       0.4246
04/22/03       0.4122
04/23/03       0.4075
04/24/03       0.4072
04/25/03       0.4063
04/26/03       0.4055
04/27/03       0.4046
04/28/03       0.4074
04/29/03       0.4116
04/30/03       0.4216
05/01/03       0.4229
05/02/03       0.423
05/03/03       0.423
05/04/03       0.4231
05/05/03       0.4183
05/06/03       0.4072
05/07/03       0.3964
05/08/03       0.3944
05/09/03       0.3955
05/10/03       0.3965
05/11/03       0.3976
05/12/03       0.4031
05/13/03       0.4113
05/14/03       0.4156
05/15/03       0.4313
05/16/03       0.4352
05/17/03       0.4392
05/18/03       0.4432
05/19/03       0.4412
05/20/03       0.4411
05/21/03       0.44
05/22/03       0.4265
05/23/03       0.4235
05/24/03       0.4204
05/25/03       0.4173
05/26/03       0.4151
05/27/03       0.4171
05/28/03       0.4201
05/29/03       0.4261
05/30/03       0.4305
05/31/03       0.4349
06/01/03       0.4393
06/02/03       0.4417
06/03/03       0.4606
06/04/03       0.4739
06/05/03       0.4875
06/06/03       0.5073
06/07/03       0.5272
06/08/03       0.547
06/09/03       0.569
06/10/03       0.5697
06/11/03       0.574
06/12/03       0.5769
06/13/03       0.574
06/14/03       0.571
06/15/03       0.5681
06/16/03       0.5747
06/17/03       0.5755
06/18/03       0.5766
06/19/03       0.575
06/20/03       0.5702
06/21/03       0.5653
06/22/03       0.5605
06/23/03       0.5485
06/24/03       0.5321
06/25/03       0.4965
06/26/03       0.4777
06/27/03       0.4625
06/28/03       0.4474
06/29/03       0.4322
06/30/03       0.4094
07/01/03       0.3953
07/02/03       0.3895
07/03/03       0.3804
07/04/03       0.3723
07/05/03       0.3642
07/06/03       0.3561
07/07/03       0.3557
07/08/03       0.3568
07/09/03       0.3673
07/10/03       0.3683
07/11/03       0.3653
07/12/03       0.3623
07/13/03       0.3593
07/14/03       0.3598
07/15/03       0.3734
07/16/03       0.3794
07/17/03       0.3848
07/18/03       0.3896
07/19/03       0.3943
07/20/03       0.399
07/21/03       0.4005
07/22/03       0.3878
07/23/03       0.3868
07/24/03       0.385
07/25/03       0.387
07/26/03       0.3889
07/27/03       0.3908
07/28/03       0.3927
07/29/03       0.398
07/30/03       0.4032
07/31/03       0.4034
08/01/03       0.4003
08/02/03       0.3972
08/03/03       0.394
08/04/03       0.3875
08/05/03       0.3739
08/06/03       0.3523
08/07/03       0.3388
08/08/03       0.3245
08/09/03       0.3101
08/10/03       0.2958
08/11/03       0.292
08/12/03       0.2933
08/13/03       0.3003
08/14/03       0.308
08/15/03       0.3258
08/16/03       0.3436
08/17/03       0.3614
08/18/03       0.362
08/19/03       0.3589
08/20/03       0.3433
08/21/03       0.3328
08/22/03       0.3128
08/23/03       0.2928
08/24/03       0.2728
08/25/03       0.2702
08/26/03       0.2715
08/27/03       0.2884
08/28/03       0.295
08/29/03       0.3083
08/30/03       0.3215
08/31/03       0.3348
09/01/03       0.3383
09/02/03       0.3423
09/03/03       0.3423
09/04/03       0.3407
09/05/03       0.3275
09/06/03       0.3143
09/07/03       0.3011
09/08/03       0.3003
09/09/03       0.295
09/10/03       0.2902
09/11/03       0.2899
09/12/03       0.2997
09/13/03       0.3095
09/14/03       0.3193
09/15/03       0.3274
09/16/03       0.3312
09/17/03       0.3297
09/18/03       0.3268
09/19/03       0.32
09/20/03       0.3132
09/21/03       0.3064
09/22/03       0.2956
09/23/03       0.2926
09/24/03       0.2966
09/25/03       0.304
09/26/03       0.3154
09/27/03       0.3268
09/28/03       0.3382
09/29/03       0.3465
09/30/03       0.3338
10/01/03       0.325
10/02/03       0.324
10/03/03       0.3128
10/04/03       0.3016
10/05/03       0.2904
10/06/03       0.2812
10/07/03       0.288
10/08/03       0.2903
10/09/03       0.2815
10/10/03       0.2803
10/11/03       0.2792
10/12/03       0.278
10/13/03       0.2713
10/14/03       0.2844
10/15/03       0.2968
10/16/03       0.3023
10/17/03       0.3028
10/18/03       0.3032
10/19/03       0.3037
10/20/03       0.307
10/21/03       0.2972
10/22/03       0.2862
10/23/03       0.2819
10/24/03       0.2853
10/25/03       0.2886
10/26/03       0.2919
10/27/03       0.2934
10/28/03       0.2958
10/29/03       0.3013
10/30/03       0.3079
10/31/03       0.3135
11/01/03       0.3191
11/02/03       0.3247
11/03/03       0.3299
11/04/03       0.3318
11/05/03       0.3292
11/06/03       0.324
11/07/03       0.3193
11/08/03       0.3146
11/09/03       0.31
11/10/03       0.308
11/11/03       0.3079
11/12/03       0.3137
11/13/03       0.3223
11/14/03       0.323
11/15/03       0.3237
11/16/03       0.3244
11/17/03       0.3322
11/18/03       0.3299
11/19/03       0.3266
11/20/03       0.3193
11/21/03       0.3196
11/22/03       0.3199
11/23/03       0.3203
11/24/03       0.3122
11/25/03       0.3116
11/26/03       0.3118
11/27/03       0.3138
11/28/03       0.3149
11/29/03       0.3161
11/30/03       0.3172
12/01/03       0.3166
12/02/03       0.319
12/03/03       0.3189
12/04/03       0.3181
12/05/03       0.3176
12/06/03       0.3171
12/07/03       0.3167
12/08/03       0.3191
12/09/03       0.319
12/10/03       0.3161
12/11/03       0.3167
12/12/03       0.3177
12/13/03       0.3186
12/14/03       0.3196
12/15/03       0.3212
12/16/03       0.3246
12/17/03       0.3296
12/18/03       0.3343
12/19/03       0.3372
12/20/03       0.3402
12/21/03       0.3431
12/22/03       0.3427
12/23/03       0.3415
12/24/03       0.3395
12/25/03       0.3351
12/26/03       0.3349
12/27/03       0.3347
12/28/03       0.3345
12/29/03       0.3325
12/30/03       0.3271
12/31/03       0.3023

  IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

* THE TABLE DOES REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
[END SIDEBAR]

                                              U.S. TREASURY MONEY MARKET FUND 11

THE
--------------------
FINANCIAL PAGES
--------------------

ABOUT THE FUNDS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

  ADVISER/ADMINISTRATOR
  Burnham Asset Management Corporation
  1325 Avenue of the Americas
  New York, NY 10019

  MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBADVISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

  DISTRIBUTOR
  Burnham Securities Incorporated
  1325 Avenue of the Americas
  New York, NY 10019

  UNDER THE FUNDS' 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

  TRANSFER AGENT
  PFPC Inc.
  760 Moore Road
  King of Prussia, PA 19406

  HANDLES TRANSACTIONS IN FUND SHARES.

  CUSTODIAN
  PFPC Trust Co.
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  HOLDS AND SETTLES THE FUNDS' SECURITIES.

  LEGAL COUNSEL
  Hale and Dorr LLP
  60 State Street
  Boston, MA 02109

  OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer share classes, as follows:

o ONE SHARE CLASS, WITHOUT REDEMPTION FEE
  BURNHAM MONEY MARKET FUND
  BURNHAM U.S. TREASURY MONEY MARKET FUND

o TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00%:

  BURNHAM FUND
  BURNHAM FINANCIAL SERVICES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund expects to declare and pay income distributions quarterly, and Burnham Financial Services Fund expects to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


[BEGIN SIDEBAR]
ABOUT THE INFORMATION
--------------------------------------------------------------------------------
          IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past year as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader won't be able to gain an accurate understanding of the financial information without reading the text and notes.
[END SIDEBAR]


12  FINANCIAL PAGES

ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Below are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

   STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

   BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Treasury Money Market Fund value them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

   OPTIONS may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

Whenever a fund is unable to determine the value of a security through its normal methods, it uses fair-value methods that have been adopted by the Board of Trustees.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES
The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

EXPENSES
Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

USE OF MANAGEMENT ESTIMATES
Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING
The Fund may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear the risk of loss with respect to the investment of cash collateral.


                                                              FINANCIAL PAGES 13

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2003). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects both of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semiannual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.

   RISKS NOT REFLECTED IN BALANCE SHEETS
--------------------------------------------------------------------------------

   EXCEPT FOR THE TWO MONEY MARKET FUNDS, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE BOTH WRITTEN AND PURCHASED OPTIONS. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

14  FINANCIAL PAGES

BURNHAM FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS  95.02%
(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY  9.85%
HOTELS, RESORTS & CRUISE LINES  1.33%
   Royal Caribbean Cruises Ltd. 10    50,000    $    1,739,500
                                                ---------------
LEISURE PRODUCTS  0.69%
 o K2 Inc.                            60,000           912,600
                                                ---------------
MOVIES & ENTERTAINMENT  2.60%
 o Liberty Media Corp.,
   Series A 10                       100,000         1,189,000
 o Viacom Inc., Class B               50,000         2,219,000
                                                ---------------
                                                     3,408,000
                                                ---------------
PHOTO EQUIPMENT AND SUPPLIES  0.59%
   Eastman Kodak Co. 10               30,000           770,100
                                                ---------------
RESTAURANTS  1.89%
   McDonald's Corp.                  100,000         2,483,000
                                                ---------------
RETAIL STORES  2.75%
   Gap Inc. 10                        30,000           696,300
   Wal-Mart Stores, Inc.              55,000         2,917,750
                                                ---------------
                                                     3,614,050
                                                ---------------
TOTAL CONSUMER DISCRETIONARY (COST: $10,253,636)    12,927,250
                                                ---------------
CONSUMER STAPLES  4.83%
PERSONAL CARE PRODUCTS  2.17%
   Avon Products, Inc.                20,000         1,349,800
   The Procter & Gamble Co. 7         15,000         1,498,200
                                                ---------------
                                                     2,848,000
                                                ---------------
SOFT DRINKS  2.66%
   PepsiCo, Inc.                      75,000         3,496,500
                                                ---------------
TOTAL CONSUMER STAPLES (COST: $5,615,368)            6,344,500
                                                ---------------
ENERGY  10.23%
INTEGRATED OIL & GAS  8.50%
   BP p.l.c. - Sponsored ADR 7, 10    60,000         2,961,000
   Exxon Mobil Corp.                 200,000         8,200,000
                                                ---------------
                                                    11,161,000
                                                ---------------
OIL & GAS PIPELINES  1.73%
 o Kinder Morgan Management LLC       52,668         2,262,628
                                                ---------------
TOTAL ENERGY (COST: $6,227,195)                     13,423,628
                                                ---------------
FINANCIAL  32.11%
BANKS  3.00%
   Bank One Corp.                     50,000         2,279,500

                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
   The Bank of New York Co., Inc. 10  50,000    $    1,656,000
                                                ---------------
                                                     3,935,500
                                                ---------------
DIVERSIFIED FINANCIAL SERVICES  10.45%
   American Express Co.              100,000         4,823,000
   Citigroup Inc.                    115,000         5,582,100
   J.P. Morgan Chase & Co.            90,000         3,305,700
                                                ---------------
                                                    13,710,800
                                                ---------------
INSURANCE  7.23%
   American International
   Group, Inc. 10                     40,000         2,651,200
 o Berkshire Hathaway Inc., Class B    1,000         2,815,000
   MetLife, Inc. 7                    70,000         2,356,900
   Prudential Financial, Inc. 7       40,000         1,670,800
                                                ---------------
                                                     9,493,900
                                                ---------------
INVESTMENT BANKING/BROKERAGE  2.13%
   The Bear Stearns Cos., Inc. 10     35,000         2,798,250
                                                ---------------
MORTGAGE BANKING  0.48%
   Fieldstone Investment Corp. c,14   37,500           628,125
                                                ---------------
REAL ESTATE INVESTMENT TRUSTS  4.30%
   Developers Diversified Realty Corp.60,000         2,014,200
   New Plan Excel Realty Trust 10     60,000         1,480,200
   Novastar Financial, Inc. 10        50,000         2,148,000
                                                ---------------
                                                     5,642,400
                                                ---------------
SAVINGS AND LOAN COMPANIES - REGIONAL  4.52%
   New York Community
   Bancorp Inc. 10                    50,000         1,902,500
   Sovereign Bancorp, Inc. 7         170,000         4,037,500
                                                ---------------
                                                     5,940,000
                                                ---------------
TOTAL FINANCIAL (COST: $31,815,111)                 42,148,975
                                                ---------------
HEALTH CARE  10.98%
BIOTECHNOLOGY  0.94%
 o Amgen, Inc.                        20,000         1,236,000
                                                ---------------
MEDICAL PRODUCTS  3.16%
   Boston Scientific Corp.            60,000         2,205,600
   Medtronic, Inc.                    40,000         1,944,400
                                                ---------------
                                                     4,150,000
                                                ---------------
PHARMACEUTICALS  6.88%
   AmerisourceBergen Corp. 7          35,000         1,965,250
   Lilly (Eli) & Co.                  25,000         1,758,250
   Pfizer Inc.                       150,000         5,299,500
                                                ---------------
                                                     9,023,000
                                                ---------------
TOTAL HEALTH CARE (COST: $10,604,647)               14,409,000
                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS                                BURNHAM FUND 15

BURNHAM FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS  CONTINUED
INDUSTRIALS  3.34%
AEROSPACE & DEFENSE  0.98%
   Lockheed Martin Corp.              25,000    $    1,285,000
                                                ---------------
INDUSTRIAL CONGLOMERATES  2.36%
   General Electric Co.              100,000         3,098,000
                                                ---------------
TOTAL INDUSTRIALS (COST: $3,840,900)                 4,383,000
                                                ---------------
INFORMATION TECHNOLOGY  18.60%
COMPUTER HARDWARE  4.47%
 o Dell, Inc. 10                      50,000         1,698,000
   International Business Machines
   Corp.                              45,000         4,170,600
                                                ---------------
                                                     5,868,600
                                                ---------------
COMPUTER PRODUCTS & SOFTWARE  2.11%
 o Siebel Systems, Inc.              200,000         2,774,000
                                                ---------------
COMPUTER STORAGE & PERIPHERALS  0.99%
 o EMC Corp. 10                      100,000         1,292,000
                                                ---------------
DATA PROCESSING  1.88%
   First Data Corp. 7, 10             60,000         2,465,400
                                                ---------------
INTERNET SOFTWARE & SERVICES  0.74%
   eBay Inc. 10                       15,000           968,850
                                                ---------------
NETWORKING EQUIPMENT  1.85%
 o Cisco Systems, Inc.               100,000         2,429,000
                                                ---------------
SEMICONDUCTORS  4.46%
   Intel Corp.                       150,000         4,830,000
   Texas Instruments, Inc.            35,000         1,028,300
                                                ---------------
                                                     5,858,300
                                                ---------------
SYSTEMS SOFTWARE  2.10%
   Microsoft Corp. 10                100,000         2,754,000
                                                ---------------
TOTAL INFORMATION TECHNOLOGY (COST: $17,842,427)    24,410,150
                                                ---------------
MATERIALS  1.83%
ALUMINUM  0.87%
   Alcoa Inc. 10                      30,000         1,140,000
                                                ---------------
DIVERSIFIED METAL &MINING  0.96%
   Freeport-McMoRan Copper & Gold Inc.,
   Class B Shares 10                  30,000         1,263,900
                                                ---------------
TOTAL MATERIALS (COST: $2,212,386)                   2,403,900
                                                ---------------

                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES  0.65%
INTEGRATED TELECOMMUNICATIONS SERVICES  0.65%
   Nokia Corp. - Sponsored ADR 10     50,000    $      850,000
                                                ---------------
TOTAL TELECOMMUNICATIONS SERVICES
(COST: $789,300)                                       850,000
                                                ---------------
UTILITIES  2.60%
ELECTRIC  1.44%
   AES Corp.                         200,000         1,888,000
                                                ---------------
ELECTRIC UTILITIES  1.16%
   American Electric Power Co., Inc.  50,000         1,525,500
                                                ---------------
TOTAL UTILITIES (COST: $3,279,800)                   3,413,500
                                                ---------------
TOTAL COMMON STOCKS (COST: $92,480,770)            124,713,903
                                                ---------------

CONVERTIBLE PREFERRED STOCK  1.28%

CONSUMER DISCRETIONARY  1.28%
AUTO MANUFACTURERS  1.28%
   Ford Motor Co., Capital Trust II,
   Pfd. conv.
   6.50% 1/15/32                      30,000         1,675,500
                                                ---------------
TOTAL CONSUMER DISCRETIONARY
(COST: $1,332,100)                                   1,675,500
                                                ---------------
TOTAL CONVERTIBLE PREFERRED STOCK
(COST: $1,332,100)                                   1,675,500
                                                ---------------

SHORT-TERM INSTRUMENTS B 16.80%

                                      FACE
                                      VALUE
                                    -------
COMMERCIAL PAPER  0.04%
   General Electric Capital Corp. a
   1.11% 2/05/04                    $ 52,859            52,859
                                                ---------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $52,859)                                         52,859
                                                ---------------
TIME DEPOSIT  0.67%
   Chase Manhattan Bank a
   0.88% 1/02/04                     622,019           622,019
   UBS Bank a
   0.94% 1/02/04                     258,557           258,557
                                                ---------------
TOTAL TIME DEPOSIT (COST: $880,576)                    880,576
                                                ---------------

16 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                      FACE
                                      VALUE           VALUE
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS  CONTINUED

FLOATING RATE NOTE  7.54%
   Bear Stearns & Co. a
   1.12% 1/16/04              $    3,795,589    $    3,795,589
   General Electric Capital Corp. a
   1.13% 5/10/04                     134,028           134,028
   Monument Global a
   1.14% 5/28/04                      88,156            88,156
   Morgan Stanley a
   1.08% 3/12/04                   1,074,851         1,074,851
   Morgan Stanley a
   1.03% 7/16/04                   1,438,804         1,438,804
   Natexis Banques a
   1.10% 12/13/04                  1,104,057         1,104,057
   Natexis Banques a
   1.04% 1/14/04                   2,261,360         2,261,360
                                                ---------------
TOTAL FLOATING RATE NOTE (COST: $9,896,845)          9,896,845
                                                ---------------
ASSET BACKED COMMERCIAL PAPER  2.71%
   Concord Minutemen Capital Co.,
   LLC a
   1.13% 2/09/04                     731,454           731,454
   Silver Tower U.S. Funding a
   1.13% 2/02/04                   1,989,645         1,989,645
   Tannehill Capital Co., LLC a
   1.10% 1/08/04                     832,612           832,612
                                                ---------------
TOTAL ASSET BACKED COMMERCIAL PAPER
(COST: $3,553,711)                                   3,553,711
                                                ---------------
                                    NUMBER OF
                                     SHARES
                                    ---------
INSTITUTIONAL MONEY MARKET TRUST  5.84%
   PNC Bank Institutional Money
   Market Trust a,12               7,669,989         7,669,989
                                                ---------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $7,669,989)                                   7,669,989
                                                ---------------
TOTAL SHORT-TERM INSTRUMENTS
(COST: $22,053,980)                                 22,053,980
                                                ---------------

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN  (0.33)%
   AmerisourceBergen Corp. Call
   @ 70 due Feb 04                       100    $       (5,000)
                                                ---------------
   BP p.l.c.-Sponsored ADR Call
   @ 45 due Jan 04                       100           (45,000)
                                                ---------------
   First Data Corp. Call
   @ 42.5 due Jan  04                    100            (1,500)
                                                ---------------
   Metlife, Inc. Call
   @ 30 due Jan 04                       200           (78,000)
                                                ---------------
   The Procter & Gamble Co. Call
   @ 95 due Jan 04                       150           (73,500)
                                                ---------------
   Prudential Financial, Inc. Call
   @ 37.5 due Jan 04                     100           (45,000)
                                                ---------------
   Sovereign Bancorp, Inc. Call
   @ 20 due Jan 04                       500          (190,000)
                                                ---------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $121,619)                        (438,000)
                                                ---------------
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS  113.10%
 (COST $115,866,850)                            $  148,443,383

 CALL OPTIONS WRITTEN  (0.33)%
 (PREMIUMS RECEIVED $121,619)                         (438,000)

 LIABILITIES, LESS CASH AND OTHER ASSETS  (12.77)% (16,757,452)
                                                ---------------

 NET ASSETS  100.00%                            $  131,247,931
                                                ==============
 -------------------------------------------------------------------------------

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------

   THE TAX COST OF THE FUND AT DECEMBER 31, 2003, BASED ON SECURITIES OWNED, WAS $116,735,630. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $31,857,022 AND $(149,269) RESPECTIVELY.

o INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

A THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.

B THE 16.80% REPRESENTS THE COLLATERAL USED IN SECURITY LENDING. THE FUND DID
  NOT HOLD ANY OTHER SHORT-TERM INSTRUMENTS AT DECEMBER 31, 2003.

C SECURITY EXEMPT FROM REGISTRATION PURSUANT TO RULE 144A UNDER THE SECURITIES
  ACT OF 1933, AS AMENDED.

SEE NOTES TO FINANCIAL STATEMENTS                                BURNHAM FUND 17

BURNHAM
         FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS  95.71%
(PERCENTAGE OF NET ASSETS)

BANKS  31.45%
BANKS - MAJOR REGIONAL  14.37%
   Charter One Financial, Inc. 7     100,000    $    3,455,000
   Comerica, Inc. 7                   75,000         4,204,500
   FleetBoston Financial Corp. 7     150,000         6,547,500
   KeyCorp 7                          75,000         2,199,000
   Mellon Financial Corp. 7          200,000         6,422,000
   PNC Financial Services
   Group, Inc. 7, 12                  70,000         3,831,100
   SunTrust Banks, Inc. 7            100,000         7,150,000
   The Bank of New York Co., Inc. 7  190,000         6,292,800
   U.S. Bancorp 7                    230,000         6,849,400
                                                ---------------
                                                    46,951,300
                                                ---------------
BANKS - REGIONAL  17.08%
   Alliance Financial Corp.           51,000         1,628,430
   Bancorp Rhode Island, Inc.         80,000         2,612,000
   Bank Mutual Corp.                 263,000         2,995,570
   Banknorth Group, Inc.             100,000         3,253,000
   Bridge Street Financial, Inc. 13  163,100         2,431,821
   Capital Bank Corp.                 20,000           309,000
 o Cardinal Financial Corp.          231,100         1,913,508
 o Connecticut Bank and
   Trust Co. d                       130,000         1,300,000
   Evans Bancorp Inc.                  6,854           154,900
   First Commonwealth
   Financial Corp.                    50,000           713,000
   Humboldt Bancorp                   46,000           805,920
   Interchange Financial
   Services Corp.                     63,000         1,593,900
 o Legacy Bank, PA                   100,000         1,250,000
 o Local Financial Corp.              70,000         1,458,800
   MBT Financial Corp.                50,000           825,500
   National Commerce
   Financial Corp. 7                 155,000         4,228,400
   Pacific Crest Capital, Inc.       118,000         3,050,300
 o Pinnacle Financial Partners, Inc. 100,000         2,350,000
   Provident Bankshares Corp.         50,000         1,472,000
   Regions Financial Corp.            75,000         2,790,000
   Southern Financial Bancorp, Inc.   78,500         3,380,995
   Sterling Bancorp                   65,000         1,852,500
 o Texas Capital Bancshares, Inc.    100,000         1,446,200
   U.S.B. Holding Co., Inc.          360,000         6,980,400
   United National Bancorp            89,200         3,187,116

                                   NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
   West Coast Bancorp                 86,800    $    1,852,312
                                                ---------------
                                                    55,835,572
                                                ---------------
TOTAL BANKS (COST: $86,751,492)                    102,786,872
                                                ---------------
FINANCIAL  37.10%
CONSUMER CREDIT SERVICES  3.48%
   MBNA Corp 7                       200,000         4,970,000
 o Providian Financial Corp. 7       550,000         6,402,000
                                                ---------------
                                                    11,372,000
                                                ---------------
DIVERSIFIED FINANCIAL SERVICES  9.65%
   Citigroup Inc. 7                  165,000         8,009,100
   Countrywide Financial Corp. 7     193,333        14,664,308
   Federated Investors Inc., Class B7 45,000         1,321,200
   Morgan Stanley 7                  130,000         7,523,100
                                                ---------------
                                                    31,517,708
                                                ---------------
INSURANCE  9.02%
   American International
   Group, Inc. 7                     100,000         6,628,000
 o Conseco, Inc                       50,000         1,090,000
   John Hancock Financial
   Services Inc. 7                    30,000         1,125,000
   Nationwide Financial
   Services, Inc. 7                  102,700         3,395,262
   Prudential Financial, Inc. 7       95,000         3,968,150
   Radian Group Inc. 7                75,000         3,656,250
   The PMI Group, Inc. 7             176,000         6,552,480
   Willis Group Holdings Ltd. 7       90,000         3,066,300
                                                ---------------
                                                    29,481,442
                                                ---------------
INVESTMENT BANKING/BROKERAGE  11.98%
 o Ameritrade Holding Corp. 7        400,000         5,628,000
 o E*TRADE Financial Corp. 7,10      200,000         2,530,000
   Friedman, Billings, Ramsey
   Group, Inc. 7                     250,000         5,770,000
   Lehman Brothers Holdings Inc. 7,10 87,067         6,723,314
   Merrill Lynch & Co., Inc. 7       125,000         7,331,250
 o Piper Jaffray Cos.                 25,000         1,039,250
   The Bear Stearns Cos. Inc. 7       65,000         5,196,750
   The Goldman Sachs Group, Inc. 7    50,000         4,936,500
                                                ---------------
                                                    39,155,064
                                                ---------------
INVESTMENT MANAGEMENT  0.78%
   Alliance Capital Management
   Holding L.P. 7,10                  75,500         2,548,125
                                                ---------------
MORTGAGE BANKING  2.11%
 o Fieldstone Investment Corp. c,14  412,500         6,909,375
                                                ---------------

18 FINANCIAL SERVICES FUND                     SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
COMMON STOCKS  CONTINUED

UNREGISTERED INVESTMENT COMPANY  0.08%
 o Peregrine Holdings
   LLC. (Restricted) 13,14           250,000    $      247,980
                                                ---------------
TOTAL FINANCIAL (COST: $103,804,449)               121,231,694
                                                ---------------
SAVINGS AND  LOAN COMPANIES  27.16%
SAVINGS AND LOAN COMPANIES --
REGIONAL  27.16%
   Abington Bancorp, Inc.            135,000         5,209,650
 o ASB Holding Co.                    63,400         1,134,860
   BostonFed Bancorp, Inc.            20,000           698,000
   Capitol Federal Financial         100,000         3,606,000
   Central Bancorp, Inc. 13          113,100         4,130,412
   Charter Financial Corp.           144,000         5,366,880
   Chester Valley Bancorp Inc.         4,200            97,272
   Citizens South Banking
   Corp., Inc.                       350,500         4,889,475
   Dime Community Bancshares, Inc.    35,000         1,076,600
   First Essex Bancorp, Inc.          75,000         4,360,500
   First Kansas Financial Corp.       30,000           561,600
   First Place Financial Corp.        43,600           851,508
   Firstbank Corp.                         1                17
   GA Financial, Inc.                 46,200         1,604,526
   GreenPoint Financial Corp.        100,000         3,532,000
   Hudson City Bancorp, Inc. 7       111,000         4,237,980
 o KNBT Bancorp, Inc.                152,500         2,680,950
   New York Community
   Bancorp, Inc. 7,10                256,625         9,764,581
   Northwest Bancorp, Inc.            63,091         1,347,624
   People's Bank                      50,000         1,630,000
   Seacoast Financial Services Corp.  96,000         2,631,360
   Sound Federal Bancorp, Inc.       238,600         3,719,774
   Sovereign Bancorp, Inc. 7,10      560,000        13,300,000
   Waypoint Financial Corp.          159,000         3,448,710
   Webster Financial Corp.            38,000         1,742,680
   Westfield Financial, Inc.         100,000         2,376,000
   Willow Grove Bancorp, Inc.        110,500         1,962,480
   WSFS Financial Corp.               61,900         2,776,215
                                                ---------------
TOTAL SAVINGS AND LOAN COMPANIES
(COST: $72,914,191)                                 88,737,654
                                                ---------------
TOTAL COMMON STOCKS (COST: $263,470,132)           312,756,220
                                                ---------------

                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
WARRANTS  0.00%#

 o Dime Bancorp Inc. Litigation
   Tracking Warrants                  10,000    $        1,700
                                                ---------------
TOTAL WARRANTS (COST: $2,095)                            1,700
                                                ---------------


SHORT-TERM INSTRUMENTS  7.95% B
                                      FACE
                                      VALUE
                                      -----
DISCOUNTED COMMERCIAL PAPER  6.69%
   Commoloco, Inc.
   1.04% 1/06/04              $    5,857,000         5,856,154
   General Electric Capital Corp.
   1.03% 1/07/04                   8,000,000         7,998,627
   San Paolo Financial
   1.06% 1/02/04                   6,000,000         5,999,823
   San Paolo Financial
   1.08% 1/02/04                   2,000,000         1,999,940
                                                ---------------
TOTAL DISCOUNTED COMMERCIAL PAPER
(COST: $21,854,544)                                 21,854,544
                                                ---------------
TIME DEPOSIT  0.05%
   Chase Manhattan Bank a
   0.88% 1/02/04                     145,590           145,590
   UBS Bank a
   0.94% 1/02/04                      12,430            12,430
                                                ---------------
TOTAL TIME DEPOSIT (COST: $158,020)                    158,020
                                                ---------------
FLOATING RATE NOTE  0.74%
   General Electric Capital Corp. a
   1.13% 1/02/04                      68,101            68,101
   Goldman Sachs a
   1.14% 1/06/04                     158,301           158,301
   Merrill Lynch a
   1.13% 1/02/04                   1,983,003         1,983,003
   Morgan Stanley a
   1.08% 1/02/04                     221,570           221,570
                                                ---------------
TOTAL FLOATING RATE NOTE (COST: $2,430,975)          2,430,975
                                                ---------------

ASSET BACKED COMMERCIAL PAPER 0.03%

   Tannehill Capital Co., LLC a
   1.10% 1/08/04                     104,188           104,188
                                                ---------------
TOTAL ASSET BACKED COMMERCIAL PAPER
(COST: $104,188)                                       104,188
                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS                     FINANCIAL SERVICES FUND 19

BURNHAM FINANCIAL SERVICES FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                     SHARES           VALUE
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS  CONTINUED

INSTITUTIONAL MONEY MARKET TRUST  0.44%
   PNC Bank Institutional Money
   Market Trust a,12               1,449,000    $    1,449,000
                                                ---------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $1,449,000)                                   1,449,000
                                                ---------------
TOTAL SHORT-TERM INSTRUMENTS
(COST: $25,996,727)                                 25,996,727
                                                ---------------

                                    NUMBER OF
                                    CONTRACTS
                                    ---------
CALL OPTIONS WRITTEN  (2.32)%

   Alliance Capital Management Holding L.P. Calls
   @ 35 due Apr 04                       125           (16,250)
   @ 40 due Jul 04                       225            (5,625)
                                                ---------------
                                                       (21,875)
                                                ---------------
   American International Group, Inc. Calls
   @ 70 due Jan 04                       150            (2,250)
   @ 60 due Feb 04                       150          (100,500)
   @ 60 due May 04                       250          (192,500)
   @ 65 due May 04                       200           (82,000)
   @ 70 due Jan 05                       250          (117,500)
                                                ---------------
                                                      (494,750)
                                                ---------------
   Ameritrade Holding Corp. Calls
   @ 12.5 due Feb 04                   1,000          (190,000)
   @ 12.5 due May 04                   1,000          (240,000)
   @ 15 due May 04                     1,000          (120,000)
   @ 15 due Jan 05                     1,000          (210,000)
                                                ---------------
                                                      (760,000)
                                                ---------------
   Charter One Financial, Inc. Calls
   @ 35 due May 04                       500           (67,500)
                                                ---------------
   Citigroup, Inc. Calls
   @ 50 due Jan 04                       250            (5,000)
   @ 55 due Mar 04                       700            (3,500)
   @ 50 due Jun 04                       500           (85,000)
                                                ---------------
                                                       (93,500)
                                                ---------------
   Comerica Inc. Calls
   @ 55 due Apr 04                       250           (66,250)
                                                ---------------

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
   Countrywide Financial Corp. Calls
   @ 86.25 due Jan 04                    250    $       (1,663)
   @ 90 due Jan 04                       200            (1,330)
   @ 86.25 due Apr 04                    375           (79,800)
   @ 90 due Apr 04                       250           (29,925)
   @ 93.75 due Apr 04                    250           (16,625)
   @ 78.75 due Jul 04                    125           (96,425)
                                                ---------------
                                                      (225,768)
                                                ---------------
   E*TRADE Financial Corp. Calls
   @ 10 due Jan 04                       250           (66,250)
   @ 10 due Apr 04                       250           (70,000)
   @ 12.5 due Apr 04                     750           (82,500)
   @ 12.5 due Jul 04                     250           (36,250)
   @ 15 due Jul 04                       250           (13,750)
   @ 17.5 due Jan 05                     250           (12,500)
                                                ---------------
                                                      (281,250)
                                                ---------------
   Federated Investors Inc., Class B Calls
   @ 30 due Jan 04                       250            (8,750)
   @ 30 due Apr 04                       200           (31,000)
                                                ---------------
                                                       (39,750)
                                                ---------------
   FleetBoston Financial Corp. Calls
   @ 42.5 due Jan 04                     250           (32,500)
   @ 42.5 due Apr 04                     250           (23,750)
   @ 45 due Apr 04                       250           (56,250)
   @ 45 due Jul 04                       500           (75,000)
                                                ---------------
                                                      (187,500)
                                                ---------------
   Friedman, Billings, Ramsey, Group, Inc. Calls
   @ 20 due Mar 04                       300          (114,000)
   @ 22.5 due Mar 04                     500           (87,500)
   @ 25 due Mar 04                       500           (32,500)
   @ 22.5 due Jun 04                     750          (191,250)
   @ 25 due Jun 04                       250           (28,750)
                                                ---------------
                                                      (454,000)
                                                ---------------
   Hudson City Bancorp, Inc. Calls
   @ 35 due Jan 04                       250           (72,500)
   @ 35 due Apr 04                       250           (90,000)
   @ 40 due Apr 04                       250           (32,500)
   @ 40 due Jul 04                       250           (42,500)
                                                ---------------
                                                      (237,500)
                                                ---------------

20 FINANCIAL SERVICES FUND                     SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN  CONTINUED

   John Hancock Financial Services, Inc. Calls
   @  35 due Mar 04                      300    $      (88,500)
                                                ---------------
   KeyCorp Calls
   @ 27.5 due Mar 04                     400           (80,000)
   @ 30 due Jun 04                       150           (12,750)
                                                ---------------
                                                       (92,750)
                                                ---------------
   Lehman Brothers Holdings Inc. Calls
   @ 65 due Jan 04                        50           (62,500)
   @ 70 due Jan 04                       200          (144,000)
   @ 70 due Apr 04                       100           (88,000)
   @ 75 due Apr 04                       150           (72,000)
   @ 80 due Apr 04                       100           (22,000)
   @ 80 due Jul 04                       250           (90,000)
                                                ---------------
                                                      (478,500)
                                                ---------------
   MBNA Corp. Calls
   @ 25 due Jan 04                       750           (26,250)
   @ 25 due Mar 04                       750           (82,500)
   @ 30 due Jan 05                       500           (35,000)
                                                ---------------
                                                      (143,750)
                                                ---------------
   Mellon Financial Corp. Calls
   @ 30 due Jan 04                       250           (55,000)
   @ 32.5 due Mar 04                     250           (26,250)
   @ 30 due Jun 04                       250           (77,500)
   @ 32.5 due Jun 04                     250           (41,250)
   @ 30 due Jan 05                       250          (100,000)
                                                ---------------
                                                      (300,000)
                                                ---------------
   Merrill Lynch & Co., Inc. Calls
   @ 60 due Jan 04                       100            (4,500)
   @ 60 due Apr 04                       400           (88,000)
   @ 65 due Apr 04                       250           (16,250)
   @ 70 due Apr 04                       250            (5,000)
   @ 65 due Jan 05                       250           (67,500)
                                                ---------------
                                                      (181,250)
                                                ---------------
   Morgan Stanley Calls
   @ 55 due Jan 04                       250           (75,000)
   @ 60 due Apr 04                       300           (64,500)
   @ 60 due Jul 04                       250           (77,500)

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
   Morgan Stanley Calls  CONTINUED
   @ 65 due Jul 04                       250    $      (35,000)
   @ 65 due Jan 05                       250           (70,000)
                                                ---------------
                                                      (322,000)
                                                ---------------
   National Commerce Financial Corp. Calls
   @ 27.5 due Apr 04                     350           (31,500)
   @ 30 due Jul 04                       250           (11,250)
                                                ---------------
                                                       (42,750)
                                                ---------------
   Nationwide Financial Services, Inc. Calls
   @ 30 due Jan 04                        27            (7,965)
   @ 35 due Jan 04                       100              (500)
   @ 35 due Apr 04                       650           (68,250)
   @ 35 due Jul 04                       250           (43,750)
                                                ---------------
                                                      (120,465)
                                                ---------------
   New York Community Bancorp, Inc. Calls
   @ 25 due Jan 04                       248           (63,240)
   @ 35 due Jan 04                       250           (73,750)
   @ 25 due Apr 04                       250           (65,625)
   @ 35 due Apr 04                       250           (85,000)
   @ 40 due Apr 04                       500           (45,000)
   @ 45 due Jul 04                       500           (15,000)
                                                ---------------
                                                      (347,615)
                                                ---------------
   PNC Financial Services Group, Inc. Calls 12
   @ 50 due Jan 04                       200           (90,000)
   @ 55 due Jan 04                       250           (13,750)
   @ 50 due Feb 04                       250          (115,000)
                                                ---------------
                                                      (218,750)
                                                ---------------
   Providian Financial Corp. Calls
   @ 12.5 due Jan 04                     500            (5,000)
   @ 12.5 due Mar 04                   1,250           (75,000)
   @ 15 due Mar 04                     1,750           (35,000)
   @ 12.5 due June 04                  1,000           (75,000)
   @ 15 due Jun 04                       500            (2,500)
                                                ---------------
                                                      (192,500)
                                                ---------------
   Prudential Financial, Inc. Calls
   @ 37.5 due Jan 04                     250          (112,500)
   @ 40 due Jan 04                       200           (38,000)
   @ 40 due Mar 04                       250           (70,000)
   @ 42.5 due Mar 04                     250           (33,750)
                                                ---------------
                                                      (254,250)
                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS                     FINANCIAL SERVICES FUND 21

BURNHAM FINANCIAL SERVICES FUND CONTINUED
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN  CONTINUED

   Radian Group Inc. Calls
   @ 60 due Jan 05                       750    $     (135,000)
                                                ---------------
   Sovereign Bancorp, Inc. Calls
   @ 20 due Jan 04                       750          (285,000)
   @ 25 due Jan 04                       500           (20,000)
   @ 25 due Feb 04                       250           (17,500)
   @ 20 due Apr 04                       500          (215,000)
   @ 25 due Apr 04                       500           (65,000)
   @ 25 due Jul 04                       250           (41,250)
   @ 25 due Jan 05                       250           (47,500)
   @ 30 due Jan 05                       250           (13,750)
                                                ---------------
                                                      (705,000)
                                                ---------------
   SunTrust Banks, Inc. Calls
   @ 70 due Apr 04                       250           (75,000)
   @ 80 due Jul 04                       250           (11,250)
   @ 80 due Jan 05                       250           (33,750)
                                                ---------------
                                                      (120,000)
                                                ---------------
   The Bank of New York Co., Inc. Calls
   @ 32.5 due Jan 04                     400           (36,000)
   @ 35 due Jan 04                       500            (2,500)
   @ 32.5 due Apr 04                     250           (46,250)
   @ 35 due Apr 04                       500           (42,500)
   @ 35 due Jul 04                       250           (30,000)
                                                ---------------
                                                      (157,250)
                                                ---------------
   The Bear Stearns Cos. Inc. Calls
   @ 85 due Jan 04                       150              (750)
   @ 75 due Apr 04                       125           (86,250)
   @ 80 due Apr 04                       150           (58,500)
   @ 85 due Apr 04                       100           (16,500)
   @ 75 due Jul 04                       125           (66,250)
                                                ---------------
                                                      (228,250)
                                                ---------------
   The Goldman Sachs Group, Inc. Calls
   @ 90 due Jan 04                       100           (86,000)
   @ 100 due Jan 04                      150           (21,000)
   @ 100 due Apr 04                      250          (105,000)
                                                ---------------
                                                      (212,000)
                                                ---------------

                                    NUMBER OF
                                    CONTRACTS         VALUE
--------------------------------------------------------------------------------
   The PMI Group, Inc. Calls
   @ 40 due Mar 04                       600    $      (45,000)
   @ 40 due Jun 04                       500           (77,500)
   @ 45 due Jan 05                       250           (38,750)
                                                ---------------
                                                      (161,250)
                                                ---------------
   U.S. Bancorp Calls
   @ 30 due Jun 04                       250           (32,500)
   @ 30 due Jan 05                       250           (43,750)
                                                ---------------
                                                       (76,250)
                                                ---------------
   Willis Group Holdings Ltd. Calls
   @ 35 due Jan 04                       250            (3,750)
   @ 35 due Apr 04                       650           (55,250)
                                                ---------------
                                                       (59,000)
                                                ---------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $5,743,360)                    (7,566,723)
                                                ---------------
--------------------------------------------------------------------------------
 Total Investments  103.66%
 (COST $289,468,954)                            $  338,754,647

 Call Options Written  (2.32)%
 (PREMIUMS RECEIVED $5,743,360)                     (7,566,723)

 Liabilities, Less Cash and Other Assets  (1.34)%   (4,405,959)
                                                ---------------
 Net Assets  100.00%                            $  326,781,965
                                                ===============
--------------------------------------------------------------------------------

   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------

   THE TAX COST OF THE FUND AT DECEMBER 31, 2003, BASED ON SECURITIES OWNED, WAS $289,849,174. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $49,045,914 AND (140,441), RESPECTIVELY.

o INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

A THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.

B THE 7.95% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE
  COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 6.69%.

C SECURITY EXEMPT FROM REGISTRATION PURSUANT TO RULE 144A UNDER THE SECURITIES
  ACT OF 1933, AS AMENDED.

D THIS SECURITY IS "WHEN ISSUED" WHICH REFERS TO A CONDITIONAL TRANSACTION IN
  A SECURITY WHICH, ALTHOUGH AUTHORIZED, HAS NOT YET BEEN ISSUED.

# AMOUNT REPRESENTS LESS THAN 0.01% OF THE NET ASSETS.

22 FINANCIAL SERVICES FUND                     SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM
         MONEY MARKET FUND
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS  99.92%

CERTIFICATE OF DEPOSIT  4.76%
   Harris Trust & Savings
   1.32% 3/01/04              $    2,000,000    $    1,999,983
                                                ---------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $1,999,983)      1,999,983
                                                ---------------
DISCOUNTED COMMERCIAL PAPER  11.42%
   CIBC World Mark
   1.11% 1/20/04                   1,900,000         1,898,887
   General Electric Capital Corp.
   1.07% 2/04/04                   1,900,000         1,898,080
   Societe Generale North America
   1.02% 3/22/04                   1,000,000           997,705
                                                ---------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $4,794,672)                                  4,794,672
                                                ---------------
TAXABLE MUNICIPAL COMMERCIAL PAPER  4.77%
   Tennessee School Board Authority
   (LOC: Westdeutsche Landesbank)
   1.12% 3/08/04                   2,000,000         2,000,000
                                                ---------------
TOTAL TAXABLE MUNICIPAL COMMERCIAL PAPER
(COST: $2,000,000)                                   2,000,000
                                                ---------------
FLOATING RATE NOTES  3.57%
   Royal Bank of Canada NY
   1.04% 1/28/04                   1,500,000         1,500,000
                                                ---------------
TOTAL FLOATING RATE NOTES (COST: $1,500,000)         1,500,000
                                                ---------------
REPURCHASE AGREEMENT 29.77%
   Citigroup Global Markets
   (collateralized by $12,750,000
   GNMA, 6.602% and 7.750% due
   06/16/42 and 05/15/22, delivery
   value $12,500,625)
   .90% due 01/02/04              12,500,000        12,500,000
                                                ---------------
TOTAL REPURCHASE AGREEMENT
 (COST: $12,500,000)                                12,500,000
                                                ---------------

U.S. GOVERNMENT AGENCY NOTE 6.91%
   Federal Home Loan Mortgage Corp.
   1.52% 11/19/04                  1,900,000         1,900,000
   Federal National Mortgage Association
   1.62% 12/08/04                  1,000,000         1,000,000
                                                ---------------
TOTAL U.S. GOVERNMENT AGENCY NOTE
(COST: $2,900,000)                                   2,900,000
                                                ---------------

                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------
U.S. GOVERNMENT DISCOUNT NOTE 4.76%
   Federal Home Loan Mortgage Corp.
   0.00% 1/29/04              $    2,000,000    $    1,997,993
                                                ---------------
TOTAL U.S. GOVERNMENT DISCOUNT NOTE
(COST: $1,997,993)                                   1,997,993
                                                ---------------
VARIABLE RATE DEMAND NOTES*  31.58%
   B&V Land Co., L.L.C.,
   (LOC: First Michigan)
   1.31% 9/01/27                     870,000           870,000
   Columbus, GA Development
   Authority Revenue,
   (LOC: Bank of Nova Scotia)
   1.17% 12/01/19                  1,450,000         1,450,000
   FE, L.L.C.,
   (LOC: Bank One)
   1.20% 4/01/28                   1,800,000         1,800,000
   Gilead Friends Church
   (LOC: Fifth Third Bank)
   1.25% 10/01/17                  1,000,000         1,000,000
   Illinois Development Finance
   Authority (Harbortown),
   (LOC: LaSalle National Bank)
   1.26% 12/01/20                  1,400,000         1,400,000
   JDV L.L.C.,
   (LOC: Michigan National Bank)
   1.31% 7/01/27                     890,000           890,000
   Maximum Principal
   Amount Camcairn I,
   (LOC: Firstar Bank)
   1.21% 10/01/21                  2,000,000         2,000,000
   New York City, New York
   Industrial Development
   Authority Revenue, Series C,
   (LOC: Bank of New York)
   1.85% 5/01/08                     450,000           450,000
   Ordeal Properties, L.L.C.,
   (LOC: Key Bank)
   1.19% 10/01/12                  1,660,000         1,660,000
   Shepherd Capital, L.L.C.,
   (LOC: First of America)
   1.26% 9/15/47                     940,000           940,000
   The Wilmington Iron & Metal
   Co., (LOC: Bank One)
   1.20% 8/01/14                     800,000           800,000
                                                ---------------
TOTAL VARIABLE RATE DEMAND NOTES
 (COST: $13,260,000)                                13,260,000
                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS                           MONEY MARKET FUND 23

--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS CONTINUED
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS  CONTINUED

YANKEE CERTIFICATE OF DEPOSIT  2.38%
   Union Bank of Switzerland
   1.10% 3/15/04              $    1,000,000    $      999,975
                                                ---------------
TOTAL YANKEE CERTIFICATE OF DEPOSIT
(COST: $999,975)                                       999,975
                                                ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $41,952,623)                                41,952,623
                                                ---------------

 Total Investments  99.92%
 (COST $41,952,623**)                           $   41,952,623

 Cash and Other Assets, Less Liabilities  0.08%         34,059
                                                ---------------
 Net Assets  100.00%                            $   41,986,682
                                                ===============

* THE INTEREST RATES DISCLOSED FOR VARIABLE DEMAND NOTES AND THE TAXABLE MUNICIPAL COMMERCIAL PAPER ARE THE CURRENT RATES IN EFFECT FOR DECEMBER 31, 2003.

**  AGGREGATE COST FOR FEDERAL TAX PURPOSES.

24 MONEY MARKET FUND                           SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM
         U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
  PORTFOLIO HOLDINGS
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS  119.13%B

U.S. TREASURY OBLIGATIONS  61.48%
   U.S. Treasury Bills
   0.68% 1/02/04 10           $   25,000,000    $   24,999,528
   0.75% 1/02/04                  35,000,000        34,999,271
   1.02% 2/12/04                   2,000,000         1,997,632
   U.S. Treasury Notes
   3.00% 1/31/04 10                3,000,000         3,003,958
   3.38% 4/30/04 10                4,000,000         4,027,507
   3.25% 5/31/04                   7,000,000         7,059,027
   2.88% 6/30/04 10                5,000,000         5,045,778
   6.00% 8/15/04 10                4,000,000         4,121,497
   2.13% 8/31/04                   4,000,000         4,021,209
   5.88% 11/15/04 10              11,000,000        11,426,400
                                                ---------------
TOTAL U.S. TREASURY OBLIGATIONS
 (COST: $100,701,807)                              100,701,807
                                                ---------------
                                    NUMBER OF
                                     SHARES
INSTITUTIONAL MONEY MARKET TRUST  19.25%
   PNC Bank Institutional
   Money Market Trust a,12        31,540,500        31,540,500
                                                ---------------
TOTAL INSTITUTIONAL MONEY MARKET TRUST
(COST: $31,540,500)                                 31,540,500
                                                ---------------

--------------------------------------------------------------------------------
                                      FACE          AMORTIZED
                                      VALUE           COST
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 38.40%
   Citigroup Global Market
   (collateralized by $25,500,000
   GNMA 4.50%, 12.50%, 6.50%,
   2.12% and 7.75% due 11/16/14,
   9/20/17, 6/20/09,1/20/32 and
   5/15/22 respectively, delivery
   value $25,001,250)
   0.90% 1/02/04              $   25,000,000    $   25,000,000

   Goldman Sachs
   (collateralized by $38,658,753
   U.S. Treasury Bill due 6/24/04
   delivery value $37,901,706
   0.81% 1/02/04                  37,900,000        37,900,000
                                                ---------------
TOTAL REPURCHASE AGREEMENTS
 (COST: $62,900,000)                                62,900,000
                                                ---------------
TOTAL SHORT-TERM INSTRUMENTS
 (COST: $195,142,307)                              195,142,307
                                                ---------------

 Total Investments  119.13%
 (COST $195,142,307*)                           $  195,142,307

 Liabilities, Less Cash and Other Assets  (19.13)% (31,331,583)
                                                ---------------

 Net Assets 100.00%                             $  163,810,724
                                                ===============

*  AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $163,601,807.

A  THIS SECURITY IS THE COLLATERAL USED IN SECURITY LENDING.

B THE 119.13% IS INCLUSIVE OF ALL SHORT-TERM INSTRUMENTS, INCLUDING THE COLLATERAL USED IN SECURITIES LENDING. NOT INCLUDING THE COLLATERAL, THE PERCENTAGE WOULD BE 99.88%.

SEE NOTES TO FINANCIAL STATEMENTS             U.S. TREASURY MONEY MARKET FUND 25

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS & LIABILITIES
  AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                               BURNHAM             BURNHAM             BURNHAM
                                                         BURNHAM         FINANCIAL SERVICES     MONEY MARKET        U.S. TREASURY
                                                           FUND                 FUND                FUND           MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments:
     Investments at Cost                                 $115,866,850        $289,468,954          $29,452,623        $132,242,307
     Repurchase agreement                                          --                               12,500,000          62,900,000
     Net unrealized appreciation                           32,576,533          49,285,693                   --                  --
                                                         ---------------------------------------------------------------------------
     Total investments at value*                          148,443,383         338,754,647           41,952,623         195,142,307
   Cash in bank                                             6,309,734           3,514,362                7,344              94,391
   Dividends and interest receivable                          221,581             447,875               59,960             286,023
   Receivable for capital stock sold                           34,446           2,736,018               62,969                  --
   Receivable for investments sold                                 --           3,921,939                   --                  --
   Receivable from investment advisor5                             --              45,711                   --                  --
   Prepaid expenses                                            15,435              24,079                5,503              18,559
                                                         ---------------------------------------------------------------------------
   Total assets                                           155,024,579         349,444,631           42,088,399         195,541,280
                                                         ---------------------------------------------------------------------------
LIABILITIES
   Collateral on securities loaned, at value10             22,053,980           4,142,183                   --          31,540,500
   Payable for fund shares purchased                          146,408           1,677,527               30,013                 794
   Payable for investments purchased                          953,540           8,887,911                   --                  --
   Options written at value**6                                438,000           7,566,723                   --                  --
   Payable for auditing fees                                   26,214              28,942               23,844              26,057
   Payable for fund accounting fees                             3,017               7,610                3,058               3,502
   Payable for administration fees1                            16,306              34,649                5,172              20,748
   Payable for investment advisory fees2                       67,238             191,438               15,737              56,082
   Payable to investment advisor5                                  --                  --                1,459                  --
   Payable for distribution fees and service fees3             29,831              78,963                   --                  --
   Payable for registration fees                                3,541                  --                1,605               5,210
   Payable for printing fees                                   18,850              26,988                9,000               3,733
   Payable for custody fees                                     3,073               7,000                1,835              13,581
   Payable for transfer agent fees                              7,833              12,172                4,886              35,244
   Accrued expenses and other payables                          8,817                 560                5,108              25,105
                                                         ---------------------------------------------------------------------------
   Total liabilities                                       23,776,648          22,662,666              101,717          31,730,556
                                                         ---------------------------------------------------------------------------
NET ASSETS                                               $131,247,931        $326,781,965          $41,986,682        $163,810,724
                                                         ===========================================================================
ANALYSIS OF NET ASSETS
BY SOURCE:
   Capital paid in                                        $99,290,602        $271,887,154          $41,985,110        $163,810,075
   Accumulated net realized gain/(loss) on investments       (669,078)          7,340,590                   --                 399
   Undistributed net investment income                        366,255              91,891                1,572                 250
   Net unrealized appreciation of investments
   and written options                                     32,260,152          47,462,330                   --                  --
                                                         ---------------------------------------------------------------------------
                                                         $131,247,931        $326,781,965          $41,986,682        $163,810,724
                                                         ===========================================================================
BY SHARE CLASS:
   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   Class A:                                              $126,868,131        $289,608,765          $41,986,682        $163,810,724
   Class B:                                                $4,379,800         $37,173,200                  $--                 $--

   NAV 4
------------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                    $26.94              $24.44                $1.00               $1.00
   Class B:                                                    $27.30              $23.80                  $--                 $--

   CAPITAL SHARES OUTSTANDING 9
------------------------------------------------------------------------------------------------------------------------------------
   Class A:                                                 4,709,318          11,847,570           41,985,315         163,810,075
   Class B:                                                   160,458           1,561,859                   --                  --

*   THE INVESTMENTS AT MARKET VALUE INCLUDE SECURITIES OUT ON LOAN FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $21,305,244 BURNHAM
    FINANCIAL SERVICES FUND $3,894,921 AND BURNHAM U.S. TREASURY MONEY MARKET FUND $30,654,052.
**  THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $121,619 AND BURNHAM
    FINANCIAL SERVICES FUND $5,743,360.

26 ASSETS & LIABILITIES                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                               BURNHAM             BURNHAM             BURNHAM
                                                         BURNHAM         FINANCIAL SERVICES     MONEY MARKET        U.S. TREASURY
                                                           FUND                 FUND                FUND           MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                               $2,000,591          $3,486,145                  $--                 $--
   Interest                                                   308,033             125,407              523,440           1,771,055
   Securities lending 10 (net of fees)                         42,949              13,703                   --               6,927
                                                          --------------------------------------------------------------------------
   Total income                                             2,351,573           3,625,255              523,440           1,777,982
                                                          --------------------------------------------------------------------------
 EXPENSES
   Administration fees 1                                      184,620             269,384               61,927             223,736
   Investment advisory fees 2                                 738,479           1,417,287              185,782             599,309
   Service fees (Class B) 3                                    11,267              52,262                   --                  --
   Distribution fees (Class A) 3                              296,432             420,167                   --                  --
   Distribution fees (Class B) 3                               33,802             156,786                   --                  --
   Transfer agent fees                                        158,389             223,001               34,821              85,501
   Audit and legal fees                                        95,367              97,948               47,724              52,456
   Reports to shareholders                                     63,501              94,854               20,305              39,999
   Trustees' fees and expenses                                 24,498              30,999               10,499              40,498
   Custodian fees                                              25,734              70,213                9,640              23,457
   Registration fees and expenses                              33,597              58,921               13,069              26,498
   Fund accounting expenses                                    37,266              58,664               36,000              44,948
   Miscellaneous expenses                                      50,517              49,994               20,183              51,905
                                                          --------------------------------------------------------------------------
   Total expenses before recovery                           1,753,469           3,000,480              439,950           1,188,307
   Plus net voluntary recovery/(reimbursement) by advisor 5     7,526             185,766              (45,157)              9,441
                                                          --------------------------------------------------------------------------
   Total expenses after recovery/(reimbursement)            1,760,995           3,186,246              394,793           1,197,748
                                                          --------------------------------------------------------------------------
NET INVESTMENT INCOME                                         590,578             439,009              128,647             580,234
                                                          --------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND WRITTEN OPTIONS

REALIZED GAIN/(LOSS) FROM SECURITIES AND
WRITTEN OPTIONS TRANSACTIONS: 6
   Proceeds from sales of securities                      100,352,446         362,497,325            1,935,860         250,977,222
   Cost of securities sold                                (96,019,445)       (331,088,633)          (1,935,860)       (250,976,823)
                                                          --------------------------------------------------------------------------
   Total realized gain on investments                       4,333,001          31,408,692                   --                 399
                                                          --------------------------------------------------------------------------
   Realized gain/(loss) from written options transactions 6   459,362          (7,417,442)                  --                  --
                                                          --------------------------------------------------------------------------
   Net realized gain from securities and
   written options transactions                             4,792,363          23,991,250                   --                 399
                                                          --------------------------------------------------------------------------
UNREALIZED APPRECIATION ON INVESTMENTS AND
WRITTEN OPTIONS TRANSACTIONS:
   Beginning of year                                       13,468,634           5,426,199                   --                  --
   End of year                                             32,260,152          47,462,330                   --                  --
                                                          --------------------------------------------------------------------------
   Net unrealized appreciation of investments
   and written options transactions                        18,791,518          42,036,131                   --                  --
                                                          --------------------------------------------------------------------------
   Net realized and unrealized gain on
   investments and written options transactions            23,583,881          66,027,381                   --                 399
                                                          --------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 $24,174,459         $66,466,390             $128,647            $580,633
                                                          ==========================================================================


SEE NOTES TO FINANCIAL STATEMENTS                                  OPERATIONS 27

--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           BURNHAM FUND
                                                                                ---------------------------------
                                                                                    FOR THE           FOR THE
                                                                                   YEAR ENDED        YEAR ENDED
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                      2003              2002
-----------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                                                        $     590,578    $   1,076,701
   Net realized gain/(loss) from securities and written options transactions        4,792,363         (138,320)
   Unrealized appreciation/(depreciation) of investments                           18,791,518      (38,811,872)
                                                                               ----------------------------------
   Net increase/(decrease) in net assets resulting from operations                 24,174,459      (37,873,491)
                                                                               ----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
   Class A shares                                                                    (240,560)        (926,321)
   Class B shares                                                                          --               --
                                                                               ----------------------------------
                                                                                     (240,560)        (926,321)
                                                                               ----------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS AND WRITTEN OPTIONS
TRANSACTIONS:
   Class A shares                                                                  (3,514,573)      (2,919,444)
   Class B shares                                                                    (116,941)        (130,805)
                                                                               ----------------------------------
                                                                                   (3,631,514)      (3,050,249)
                                                                               ----------------------------------
   Total distributions to shareholders                                             (3,872,074)      (3,976,570)
                                                                               ----------------------------------

CAPITAL SHARE TRANSACTIONS

NET PROCEEDS FROM SALE OF SHARES
   Class A shares                                                                   5,107,417       21,354,892
   Class B shares                                                                     425,944        1,017,205
NET ASSET VALUE OF SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DIVIDENDS
   Class A shares                                                                   3,349,117        3,404,902
   Class B shares                                                                      98,261           94,888
COST OF SHARES REDEEMED
   Class A shares                                                                 (15,384,929)     (29,013,493)
   Class B shares                                                                  (1,778,173)      (1,944,971)
                                                                               ----------------------------------
   Increase/(decrease) in net assets derived from capital share transactions       (8,182,363)      (5,086,577)
                                                                               ----------------------------------
   Increase/(decrease) in net assets for the year                                  12,120,022      (46,936,638)

NET ASSETS

   Beginning of year                                                              119,127,909      166,064,547
                                                                               ----------------------------------
END OF YEAR                                                                     $ 131,247,931    $ 119,127,909
                                                                               ==================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR                                $     366,255    $          --
                                                                               ==================================

OTHER INFORMATION - SHARE TRANSACTIONS

CLASS A
   Shares Sold                                                                        211,679          768,712
   Shares issued for reinvestments                                                    129,439          137,072
   Shares redeemed                                                                   (630,233)      (1,077,019)
                                                                               ----------------------------------
NET INCREASE/(DECREASE)                                                              (289,115)        (171,235)
                                                                               ==================================
CLASS B
   Shares Sold                                                                         16,811           36,464
   Shares issued for reinvestments                                                      3,736            3,732
   Shares redeemed                                                                    (71,953)         (72,144)
                                                                               ----------------------------------
NET INCREASE/(DECREASE)                                                               (51,406)         (31,948)
                                                                               ==================================


                                                                                  BURNHAM FINANCIAL SERVICES FUND
                                                                                ----------------------------------
                                                                                     FOR THE         FOR THE
                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2003            2002
------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                                                        $     439,009    $     186,699
   Net realized gain/(loss) from securities and written options transactions       23,991,250        2,229,186
   Unrealized appreciation/(depreciation) of investments                           42,036,131        4,078,206
                                                                               -----------------------------------
   Net increase/(decrease) in net assets resulting from operations                 66,466,390        6,494,091
                                                                               -----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
   Class A shares                                                                    (347,118)        (186,699)
   Class B shares                                                                          --               --
                                                                               -----------------------------------
                                                                                     (347,118)        (186,699)
                                                                               -----------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS AND WRITTEN OPTIONS
TRANSACTIONS:
   Class A shares                                                                 (13,707,649)        (636,982)
   Class B shares                                                                  (1,833,024)         (78,780)
                                                                               -----------------------------------
                                                                                  (15,540,673)        (715,762)
                                                                               -----------------------------------
   Total distributions to shareholders                                            (15,887,791)        (902,461)
                                                                               -----------------------------------

CAPITAL SHARE TRANSACTIONS

NET PROCEEDS FROM SALE OF SHARES
   Class A shares                                                                 229,373,963       77,188,425
   Class B shares                                                                  25,000,796        6,409,130
NET ASSET VALUE OF SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DIVIDENDS
   Class A shares                                                                  12,602,072          775,928
   Class B shares                                                                   1,609,406           61,989
COST OF SHARES REDEEMED
   Class A shares                                                                 (69,457,258)     (34,834,868)
   Class B shares                                                                  (3,029,294)      (1,364,034)
                                                                               -----------------------------------
   Increase/(decrease) in net assets derived from capital share transactions      196,099,685       48,236,570
                                                                               -----------------------------------
   Increase/(decrease) in net assets for the year                                 246,678,284       53,828,200

NET ASSETS

   Beginning of year                                                               80,103,681       26,275,481
                                                                               -----------------------------------
END OF YEAR                                                                     $ 326,781,965    $  80,103,681
                                                                               ===================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR                                $      90,727    $          --
                                                                               ===================================

OTHER INFORMATION - SHARE TRANSACTIONS

CLASS A
   Shares Sold                                                                     10,673,386        4,388,911
   Shares issued for reinvestments                                                    526,093           43,079
   Shares redeemed                                                                 (3,275,429)      (2,009,071)
                                                                               -----------------------------------
NET INCREASE/(DECREASE)                                                             7,924,050        2,422,919
                                                                               ===================================
CLASS B
   Shares Sold                                                                      1,179,463          368,375
   Shares issued for reinvestments                                                     69,073            3,530
   Shares redeemed                                                                   (142,909)         (80,241)
                                                                               -----------------------------------
NET INCREASE/(DECREASE)                                                             1,105,627          291,664
                                                                               ===================================


                                                                                    BURNHAM MONEY MARKET FUND
                                                                                ---------------------------------
                                                                                    FOR THE           FOR THE
                                                                                   YEAR ENDED        YEAR ENDED
                                                                                  DECEMBER 31,      DECEMBER 31,
                                                                                      2003              2002
-----------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                                                        $     128,647    $     407,973
   Net realized gain/(loss) from securities and written options transactions               --            1,392
   Unrealized appreciation/(depreciation) of investments                                   --               --
                                                                               ----------------------------------
   Net increase/(decrease) in net assets resulting from operations                    128,647          409,365
                                                                               ----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
   Class A shares                                                                    (127,255)        (407,973)
   Class B shares                                                                          --               --
                                                                               ----------------------------------
                                                                                     (127,255)        (407,973)
                                                                               ----------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS AND WRITTEN OPTIONS
TRANSACTIONS:
   Class A shares                                                                      (1,392)              --
   Class B shares                                                                          --               --
                                                                               ----------------------------------
                                                                                       (1,392)              --
                                                                               ----------------------------------
   Total distributions to shareholders                                               (128,647)        (407,973)
                                                                               ----------------------------------

CAPITAL SHARE TRANSACTIONS

NET PROCEEDS FROM SALE OF SHARES
   Class A shares                                                                  55,326,722       52,134,762
   Class B shares                                                                          --               --
NET ASSET VALUE OF SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DIVIDENDS
   Class A shares                                                                     128,623          407,492
   Class B shares                                                                          --               --
COST OF SHARES REDEEMED
   Class A shares                                                                 (53,395,732)     (65,365,866)
   Class B shares                                                                          --               --
                                                                               ----------------------------------
   Increase/(decrease) in net assets derived from capital share transactions        2,059,613      (12,823,612)
                                                                               ----------------------------------
   Increase/(decrease) in net assets for the year                                   2,059,613      (12,822,220)

NET ASSETS

   Beginning of year                                                               39,927,069       52,749,289
                                                                               ----------------------------------
END OF YEAR                                                                     $  41,986,682    $  39,927,069
                                                                               ==================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR                                $       1,572    $         180
                                                                               ==================================

OTHER INFORMATION - SHARE TRANSACTIONS

CLASS A
   Shares Sold                                                                     55,326,722       52,134,762
   Shares issued for reinvestments                                                    128,623          407,492
   Shares redeemed                                                                (53,395,732)     (65,365,866)
                                                                               ----------------------------------
NET INCREASE/(DECREASE)                                                             2,059,613      (12,823,612)
                                                                               ==================================
CLASS B
   Shares Sold                                                                             --               --
   Shares issued for reinvestments                                                         --               --
   Shares redeemed                                                                         --               --
                                                                               ----------------------------------
NET INCREASE/(DECREASE)                                                                    --               --
                                                                               ==================================


                                                                                BURNHAM U.S. TREASURY MONEY MARKET FUND
                                                                               ------------------------------------------
                                                                                     FOR THE         FOR THE
                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   DECEMBER 31,    DECEMBER 31,
                                                                                       2003            2002
-------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS

FROM OPERATIONS:
   Net investment income                                                        $     580,234    $   1,397,813
   Net realized gain/(loss) from securities and written options transactions              399               --
   Unrealized appreciation/(depreciation) of investments                                   --               --
                                                                               ------------------------------------------
   Net increase/(decrease) in net assets resulting from operations                    580,633        1,397,813
                                                                               ------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

FROM NET INVESTMENT INCOME:
   Class A shares                                                                    (580,241)      (1,397,813)
   Class B shares                                                                          --               --
                                                                               ------------------------------------------
                                                                                     (580,241)      (1,397,813)
                                                                               ------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS AND WRITTEN OPTIONS
TRANSACTIONS:
   Class A shares                                                                          --               --
   Class B shares                                                                          --               --
                                                                               ------------------------------------------
                                                                                           --               --
                                                                               ------------------------------------------
   Total distributions to shareholders                                               (580,241)      (1,397,813)
                                                                               ------------------------------------------

CAPITAL SHARE TRANSACTIONS

NET PROCEEDS FROM SALE OF SHARES
   Class A shares                                                                 113,254,157      116,954,382
   Class B shares                                                                          --               --
NET ASSET VALUE OF SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DIVIDENDS
   Class A shares                                                                     580,241        1,396,946
   Class B shares                                                                          --               --
COST OF SHARES REDEEMED
   Class A shares                                                                 (89,488,822)    (118,905,500)
   Class B shares                                                                          --               --
                                                                               ------------------------------------------
   Increase/(decrease) in net assets derived from capital share transactions       24,354,576         (554,172)
                                                                               ------------------------------------------
   Increase/(decrease) in net assets for the year                                  24,345,968         (554,172)

NET ASSETS

   Beginning of year                                                              139,464,756      140,018,928
                                                                               ------------------------------------------
END OF YEAR                                                                     $ 163,810,724    $ 139,464,756
                                                                               ==========================================
UNDISTRIBUTED NET INVESTMENT INCOME, END OF YEAR                                $         250    $         250
                                                                               ==========================================

OTHER INFORMATION - SHARE TRANSACTIONS

CLASS A
   Shares Sold                                                                    113,254,150      116,954,382
   Shares issued for reinvestments                                                    580,241        1,396,946
   Shares redeemed                                                                (89,488,822)    (118,905,500)
                                                                               ------------------------------------------
NET INCREASE/(DECREASE)                                                            24,345,569         (554,172)
                                                                               ==========================================
CLASS B
   Shares Sold                                                                             --               --
   Shares issued for reinvestments                                                         --               --
   Shares redeemed                                                                         --               --
                                                                               ------------------------------------------
NET INCREASE/(DECREASE)                                                                    --               --
                                                                               ==========================================

28 - 29 CHANGES IN NET ASSETS                 SEE NOTES TO FINANCIAL STATEMENTS

  BURNHAM FUND


  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.



                                                  FOR THE YEAR ENDED DECEMBER 31,                 FOR THE YEAR ENDED DECEMBER 31,
                                             ------------------------------------------         -----------------------------------
                                             2003      2002     2001      2000     1999         2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------------------------------

 PER SHARE DATA                                       CLASS A SHARES                                     CLASS B SHARES
 NET ASSET VALUE:
   Beginning of year ($)                     22.85     30.65    38.70     41.71    34.31      23.27   31.19   39.36   42.66   35.21


 INCOME FROM INVESTMENT OPERATIONS:

   Net investment income/(loss)               0.13      0.21     0.22      0.05     0.06      (0.07)   0.01   (0.03)  (0.23)  (0.17)
   Net gains/(loss) on securities
   and options (both
   realized and unrealized)                   4.77     (7.25)   (5.67)     0.88    10.52       4.86   (7.35)  (5.75)   0.84   10.70
                                        --------------------------------------------------------------------------------------------

   Total from investment operations           4.90     (7.04)   (5.45)     0.93    10.58       4.79   (7.34)  (5.78)   0.61   10.53


 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)              (0.05)    (0.18)   (0.21)    (0.03)   (0.10)      --      --      --      --      --

   Distributions from capital gains
   (from securities and
   options transactions)                     (0.76)    (0.58)   (2.39)    (3.91)   (3.08)     (0.76)  (0.58)  (2.39)  (3.91)  (3.08)
                                        --------------------------------------------------------------------------------------------
   Total distributions                       (0.81)    (0.76)   (2.60)    (3.94)   (3.18)     (0.76)  (0.58)  (2.39)  (3.91)  (3.08)
                                        --------------------------------------------------------------------------------------------
 NET ASSET VALUE: END OF YEAR ($)            26.94     22.85    30.65     38.70    41.71      27.30   23.27   31.19   39.36   42.66
                                        ============================================================================================
 TOTAL RETURN (%)*                           21.60    (23.14)  (14.26)     2.07    32.71      20.67  (23.69) (14.88)   1.26   31.60
                                        --------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

 Net assets,
 end of year (in $000's)                    126,868   114,199  158,459   194,565  193,092     4,380   4,929   7,605   7,158   5,101
                                        --------------------------------------------------------------------------------------------
 Ratio of total expenses
 after reimbursement/recovery to
 average net assets (%) 5                     1.39      1.39     1.37      1.34     1.34      2.14    2.13    2.12    2.09    2.09
                                        --------------------------------------------------------------------------------------------
 Ratio of total expenses
 before reimbursement/recovery to
 average net assets (%) 5                     1.39      1.39     1.23      1.39     1.44      2.14    2.13    1.98    2.14    2.20
                                        --------------------------------------------------------------------------------------------

 Ratio of net income/(loss) to
 average net assets (%)                       0.51      0.78     0.64      0.12     0.12     (0.24)   0.05   (0.11)  (0.63)  (0.63)
                                        --------------------------------------------------------------------------------------------

 Portfolio turnover rate (%)                 91.3      94.1     68.4      49.6     42.2      91.3    94.1    68.4    49.6    42.2
                                        --------------------------------------------------------------------------------------------

  * THE TOTAL RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

30 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL SERVICES FUND


  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                     FOR THE
                                                  FOR THE YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                             -----------------------------------    DECEMBER 31,
                                             2003      2002     2001      2000         1999*
--------------------------------------------------------------------------------------------------

 PER SHARE DATA                                       CLASS A SHARES
 NET ASSET VALUE:
   Beginning of period ($)                   18.33     15.80    13.93      9.79       10.00


 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)               0.07+++   0.08+++  0.18+++   0.06        0.02
 (0.00)++
   Net gain/(loss) on securities and
   options (both realized and unrealized)     7.36      2.69     3.79      4.99       (0.21)
                                          ---------------------------------------------------------
   Total from investment operations           7.43      2.77     3.97      5.05       (0.19)

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)              (0.03)    (0.05)   (0.13)    (0.06)      (0.02)
   Distributions from capital gains
   (from securities and
   options transactions)                     (1.29)    (0.19)   (1.97)    (0.85)      --
                                          ---------------------------------------------------------
   Total distributions                       (1.32)    (0.24)   (2.10)    (0.91)      (0.02)
                                          ---------------------------------------------------------
 NET ASSET VALUE: End of period ($)          24.44     18.33    15.80     13.93        9.79
                                          =========================================================
 TOTAL RETURN (%)**                          40.66     17.55    29.28     52.78       (1.90)
                                          ---------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                  289,609    71,903   23,710     7,964     2,983
                                          ---------------------------------------------------------

 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%)5                      1.60      1.60     1.60      1.60        1.60+
                                          ---------------------------------------------------------

 Ratio of total expenses before
 reimbursement/recovery to
 average net assets (%)5                      1.50      1.60     1.95      4.16        7.42+
                                          ---------------------------------------------------------

 Ratio of net income/(loss) to
 average net assets (%)                       0.31      0.47     1.12      0.81        0.69+
                                          ---------------------------------------------------------

 Portfolio turnover rate (%)                199.9     219.6    535.4     327.5        89.6
                                          ---------------------------------------------------------


                                                                                        FOR THE
                                                   FOR THE YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                              ------------------------------------    DECEMBER 31,
                                                 2003    2002    2001    2000            1999
-------------------------------------------------------------------------------------------------------

 PER SHARE DATA                                           CLASS B SHARES
 NET ASSET VALUE:
   Beginning of period ($)                       17.97     15.59     13.82      9.75      10.00


 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss)                  (0.09)+++ (0.05)+++  0.06+++   0.01      (0.00)++
   Net gain/(loss) on securities and
   options (both realized and unrealized)         7.21      2.62      3.75      4.91      (0.25)
                                             ----------------------------------------------------------
   Total from investment operations               7.12      2.57      3.81      4.92      (0.25)

 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                   --        --       (0.07)     --        --
   Distributions from capital gains
   (from securities and
   options transactions)                          (1.29)  (0.19)     (1.97)     (0.85)    --
                                             ----------------------------------------------------------
   Total distributions                            (1.29)  (0.19)     (2.04)     (0.85)    --
                                             ----------------------------------------------------------
 NET ASSET VALUE: End of period ($)               23.80   17.97      15.59      13.82     9.75
                                             ==========================================================
 TOTAL RETURN (%)**                               39.75   16.50      28.38      51.62    (2.50)
                                             ----------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                       37,173   8,201      2,565      116      56
                                             ----------------------------------------------------------

 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%)5                          2.35    2.34       2.34     2.35      2.35+
                                             ----------------------------------------------------------

 Ratio of total expenses before
 reimbursement/recovery to
 average net assets (%)5                           2.24    2.34       2.70     4.91      8.17+
                                             ----------------------------------------------------------

 Ratio of net income/(loss) to
 average net assets (%)                           (0.44)  (0.27)      0.37     0.06     (0.06)+
                                             ----------------------------------------------------------

 Portfolio turnover rate (%)                     199.9   219.6      535.4    327.5      89.6
                                             ----------------------------------------------------------

  * THE BURNHAM FINANCIAL SERVICES FUND COMMENCED OPERATIONS ON JUNE 7, 1999. ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIODS 6/07/99 - 12/31/99. TOTAL
     RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  +  ANNUALIZED.
 ++  LESS THAN ($0.01) PER SHARE.
+++  PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

SEE NOTES TO FINANCIAL STATEMENTS                     FINANCIAL SERVICES FUND 31

Burnham Money Market Fund

  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                  FOR THE
                                                     FOR THE YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                            ------------------------------------------------     DECEMBER 31,
                                                2003         2002         2001         2000         1999*

------------------------------------------------------------------------------------------------------------------------------------
 PER SHARE DATA
 NET ASSET VALUE:
   Beginning of period ($)                       1.00         1.00         1.00         1.00         1.00


 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.003        0.010        0.033        0.055        0.028
   Net realized gain on securities              --           --           --            0.000+       0.000+
                                       ---------------------------------------------------------------------------------------------
   Total from investment operations              0.003        0.010        0.033        0.055        0.028


 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)                 (0.003)      (0.010)      (0.033)      (0.055)      (0.028)
                                       ---------------------------------------------------------------------------------------------
   Distributions from capital gains
   (from short-term securities
   transactions)                                (0.000)++    --           --           --           (0.000)++
                                       ---------------------------------------------------------------------------------------------
   Total distributions                          (0.003)      (0.010)      (0.033)      (0.055)      (0.028)
                                       ---------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ($)              1.00         1.00         1.00         1.00         1.00
                                       =============================================================================================

 TOTAL RETURN (%)**                              0.31         1.00         3.36         5.66         2.97
                                       ---------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                      41,987       39,927       52,749       53,150       32,911
                                       ---------------------------------------------------------------------------------------------

 Ratio of total expenses
 after reimbursement/recovery to
 average net assets (%)5                         0.96+++      0.97         0.97         0.97         0.88+
                                       ---------------------------------------------------------------------------------------------

 Ratio of total expenses
 before reimbursement/recovery to
 average net assets (%)5                         1.07         1.15         0.94         1.12         1.14+
                                       ---------------------------------------------------------------------------------------------

 Ratio of net income to average
 net assets (%)                                  0.31         0.99         3.36         5.52         4.58+
                                       ---------------------------------------------------------------------------------------------

  * THE BURNHAM MONEY MARKET FUND COMMENCED OPERATIONS ON MAY 3, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIOD 5/03/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + ANNUALIZED.
 ++ LESS THAN $0.001 PER SHARE.
+++ EFFECTIVE NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS CHANGED TO 0.87%.
    PRIOR TO NOVEMBER 11, 2003, THE FUND'S EXPENSE CAP WAS 0.97%.

32 MONEY MARKET FUND                           SEE NOTES TO FINANCIAL STATEMENTS

Burnham U.S. Treasury Money Market Fund


  FINANCIAL HIGHLIGHTS
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                                                                                   FOR THE
                                                     FOR THE YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                            -----------------------------------------------       DECEMBER 31,
                                                2003         2002         2001         2000          1999*

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
 NET ASSET VALUE:

   Beginning of period ($)                      1.00         1.00         1.00         1.00         1.00


 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                       0.004        0.010        0.032        0.053        0.010
                                       ---------------------------------------------------------------------------------------------
   Total from investment operations            0.004        0.010        0.032        0.053        0.010


 LESS DISTRIBUTIONS:
   Dividends
   (from net investment income)               (0.004)      (0.010)      (0.032)      (0.053)      (0.010)
                                       ---------------------------------------------------------------------------------------------
   Total distributions                        (0.004)      (0.010)      (0.032)      (0.053)      (0.010)
                                       ---------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ($)            1.00         1.00         1.00         1.00         1.00
                                       =============================================================================================

 TOTAL RETURN (%)**                            0.39         1.00         3.28         5.57         1.01
                                       ---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
 Net assets,
 end of period (in $000's)                   163,811      139,465      140,019      133,846       83,382
                                       ---------------------------------------------------------------------------------------------
 Ratio of total expenses after
 reimbursement/recovery to
 average net assets (%) 5                      0.80         0.90         0.87         0.86         0.75+
                                       ---------------------------------------------------------------------------------------------
 Ratio of total expenses
 before net recovery to
 average net assets (%) 5                      0.79         0.89         0.83         0.88         0.86+
                                       ---------------------------------------------------------------------------------------------
 Ratio of net income to average
 net assets (%)                                0.39         1.00         3.19         5.39         4.66+
                                       ---------------------------------------------------------------------------------------------

  * THE BURNHAM U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON OCTOBER 13, 1999.
 ** TOTAL RETURN IS NOT ANNUALIZED FOR THE PERIODS 10/13/99 - 12/31/99. TOTAL
    RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.
  + ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS             U.S. TREASURY MONEY MARKET FUND 33

NOTES TO FINANCIAL STATEMENTS

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM MONEY MARKET FUND AND BURNHAM U.S. TREASURY MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF NET ASSETS ABOVE $300 MILLION (PERCENTAGE OF AVERAGE DAILY NET ASSETS).

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING
   RATES:

   BURNHAM FUND                                               0.60%
   BURNHAM FINANCIAL SERVICES FUND                            0.75%
   BURNHAM MONEY MARKET FUND                                  0.45%
   BURNHAM U.S. TREASURY MONEY MARKET FUND                    0.40%

DISTRIBUTION FEES AND COMMISSIONS

3. BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF 0.25% AND 0.75% OF AVERAGE NET ASSETS FOR CLASS A AND CLASS B SHARES, RESPECTIVELY. THE BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND ALSO PAY A SERVICE FEE OF 0.25% FOR CLASS B SHARES.

   DURING THE YEAR, THE DISTRIBUTOR EARNED $319,852 IN BROKERAGE COMMISSIONS FROM HANDLING SECURITIES TRADES FOR THE BURNHAM FUND PORTFOLIO, AND $364,392 IN BROKERAGE COMMISSIONS FROM HANDLING SECURITIES TRADES FOR THE BURNHAM FINANCIAL SERVICES FUND PORTFOLIO.

   THE DISTRIBUTOR ALSO RECEIVED FOR THE BURNHAM FUND, $5,679 IN SALES COMMISSIONS FOR SELLING CLASS A SHARES AND $43,137 IN CDSC PAYMENTS FROM CLASS B SHARES DURING THE PERIOD.

   THE DISTRIBUTOR ALSO RECEIVED FOR THE BURNHAM FINANCIAL SERVICES FUND, $209,100 IN SALES COMMISSIONS FOR SELLING CLASS A SHARES AND RECEIVED THE FOLLOWING FOR CDSC PAYMENTS:

   CLASS A       $85,210
   CLASS B      $112,116

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $28.36 AND $25.73 FOR THE BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISOR CURRENTLY LIMITS THE FUNDS' TOTAL EXPENSES TO THE FOLLOWING RATES BASED ON AVERAGE NET ASSETS FOR CLASS A AND CLASS B:

                                                    CLASS A  CLASS B
BURNHAM FUND                                         1.39%    2.14%
BURNHAM FINANCIAL SERVICES FUND                      1.60%    2.35%
BURNHAM MONEY MARKET FUND                            0.87%     N/A

   THIS LIMIT IS VOLUNTARY AND THE ADVISOR COULD CHANGE OR DISCONTINUE IT AT ANY TIME. UNDER A PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUNDS BY THE ADVISOR SINCE MAY 1, 1999 ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS, PROVIDED THE FUNDS ARE ABLE TO EFFECT SUCH REIMBURSEMENTS AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. FOR THE YEAR ENDED DECEMBER 31, 2003, THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT IS AS FOLLOWS:

                                NET          NET         SUBJECT TO
                            RECOUPMENT   REIMBURSEMENT   RECOUPMENT
                            ----------   -------------   ----------
BURNHAM FUND**               $  7,526           --           --
BURNHAM FINANCIAL
   SERVICES FUND             $185,766           --           --
BURNHAM MONEY
   MARKET FUND                     --      $45,157     $139,033*
BURNHAM U.S. TREASURY
   MONEY MARKET FUND**       $  9,441           --           --

* THE BURNHAM MONEY MARKET FUND HAD $80,486 IN REIMBURSEMENTS IN 2000 THAT THE FUND DID NOT RECOUP IN THE FOLLOWING THREE YEARS.

** AT DECEMBER 31, 2003, THE ADVISOR FULLY RECOUPED ALL EXPENSES FROM THE
   BURNHAM FUND AND THE U.S. TREASURY MONEY MARKET FUND UNDER THE RECOUPMENT PLAN APPROVED BY THE AUDIT COMMITTEE ON FEBRUARY 16, 2001.

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. DURING THE YEAR ENDED DECEMBER 31, 2003, THE BURNHAM FUND AND THE BURNHAM FINANCIAL SERVICES FUND PAID $100,471,746 AND $522,297,159, RESPECTIVELY, TO BUY LONG-TERM EQUITY AND DEBT SECURITIES.

   WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

   WRITTEN OPTIONS                  NUMBER OF CONTRACTS     PREMIUMS
                                    -------------------     --------
   OUTSTANDING AT DECEMBER 31, 2002        1,950            $274,216
   WRITTEN                                 6,400             799,318
   EXPIRED                                  (490)            (74,354)
   CLOSED                                 (4,710)           (636,630)
   EXERCISED                              (1,900)           (240,931)
                                          -------           ---------
   OUTSTANDING AT DECEMBER 31, 2003        1,250            $121,619
                                          =======           =========

BURNHAM FINANCIAL SERVICES FUND

   WRITTEN OPTIONS                  NUMBER OF CONTRACTS     PREMIUMS
                                    -------------------     --------
   OUTSTANDING AT DECEMBER 31, 2002       12,200          $1,420,072
   WRITTEN                                81,529          10,608,355
   EXPIRED                               (10,281)         (1,112,083)
   CLOSED                                (24,102)         (3,195,725)
   EXERCISED                             (15,021)         (1,977,259)
                                         --------         -----------
   OUTSTANDING AT DECEMBER 31, 2003       44,325          $5,743,360
                                         ========         ===========

7. SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

DISTRIBUTIONS AND TAXES

8. IT IS EACH FUND'S POLICY TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

   INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2003 AND 2002 IS AS FOLLOWS:

                                                        BURNHAM FINANCIAL
   2003                                BURNHAM FUND       SERVICES FUND
   -----------------------------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME                       $240,560          $347,118
   SHORT-TERM CAPITAL GAIN              1,990,586         9,880,283
   LONG-TERM CAPITAL GAIN               1,640,928         5,660,391
                                       ----------       -----------
                                       $3,872,074       $15,887,792
                                       ==========       ===========

                                                        BURNHAM FINANCIAL
   2002                                BURNHAM FUND       SERVICES FUND
   -----------------------------------------------------------------------------
   DISTRIBUTIONS PAID FROM:
   ORDINARY INCOME                     $926,321           $186,699
   SHORT-TERM CAPITAL GAIN                   --            275,107
   LONG-TERM CAPITAL GAIN             3,050,249            440,655
                                     ----------           --------
                                     $3,976,570           $902,461
                                     ==========           ========

AS OF DECEMBER 31, 2003, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX
BASIS WERE AS FOLLOWS:
                                                        BURNHAM FINANCIAL
   2003                                BURNHAM FUND       SERVICES FUND
   -----------------------------------------------------------------------------

   ORDINARY INCOME                     $366,255             $91,891
   ACCUMULATED GAINS                    199,702           7,720,810
   UNREALIZED APPRECIATION           31,707,753          48,905,473

   NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF LONG-TERM CAPITAL GAINS DIVIDENDS AND EXCESS ORDINARY DISTRIBUTIONS RECEIVED FROM REAL ESTATE INVESTMENT TRUSTS AND WASH SALES. AS OF DECEMBER 31, 2003 THE PERMANENT BOOK AND TAX BASIS DIFFERENCES WERE AS
   FOLLOWS:
                                                              BURNHAM FINANCIAL
   2003                                      BURNHAM FUND       SERVICES FUND
--------------------------------------------------------------------------------

   INCREASE/(DECREASE) UNDISTRIBUTED
     NET INVESTMENT INCOME/(LOSS)               $16,237             $--
   INCREASE/(DECREASE) ACCUMULATED
     NET REALIZED GAIN/(LOSS)                   (84,291)      (2,250,000)
   INCREASE/(DECREASE) TO PAID-IN-CAPITAL        68,054        2,250,000

   AS OF DECEMBER 31, 2003, THE BURNHAM MONEY MARKET FUND AND BURNHAM U.S TREASURY MONEY MARKET FUND DID NOT HAVE ANY PERMANENT BOOK/TAX DIFFERENCES.

34 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS


OFFICERS AND TRUSTEES INTERESTS

9. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS SHARES OUTSTANDING AS OF DECEMBER 31, 2003:

BURNHAM FUND                                                  3.75%
BURNHAM FINANCIAL SERVICES FUND                               0.89%

   SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM MONEY MARKET FUND AND BURNHAM U.S. TREASURY MONEY MARKET FUND ARE OWNED BY CUSTOMERS AT THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

10. AT DECEMBER 31, 2003, SECURITIES OR A PORTION OF THESE SECURITIES ARE OUT ON LOAN. THE AGGREGATE MARKET VALUE OF THESE LOANED SECURITIES AND THE VALUE OF THE CASH COLLATERAL THE FUNDS RECEIVED ARE AS FOLLOWS:

                            LOANED SECURITIES        % OF           VALUE OF
                              MARKET VALUE        NET ASSETS    CASH COLLATERAL
                              ------------        ----------    ---------------
BURNHAM FUND                 $21,305,244            16.23%        $22,053,980
BURNHAM FINANCIAL
   SERVICES FUND              $3,894,921             1.19%         $4,142,183
BURNHAM U.S. TREASURY
   MONEY MARKET FUND         $30,654,052            18.71%        $31,540,500

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

11. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISKS OF LOSS TO BE REMOTE.

12. PARENT COMPANY OF THE CUSTODIAN AND TRANSFER AGENT.

TRANSACTIONS WITH AFFILIATED COMPANIES

13. DURING THE YEAR THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED COMPANIES. AN AFFILIATED COMPANY IS A COMPANY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

                                   PURCHASE   COST OF    DIVIDEND
AFFILIATE                            COST      SALES      INCOME      VALUE
---------                            ----      -----      ------      -----
BRIDGE STREET
   FINANCIAL, INC.               $1,864,304   $310,550    $24,844  $2,431,821
CENTRAL BANCORP, INC.            $3,743,325         --    $27,144  $4,130,412
PEREGRINE HOLDINGS LTD.                  --         --         --    $247,980

RESTRICTED SECURITIES

14. THE BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND MAY INVEST NOT MORE THAN 15% OF ITS NET ASSETS WHICH ARE SUBJECT TO LEGAL OR CONTRACTUAL RISKS. AT DECEMBER 31, 2003, THE BURNHAM FUND AND BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT.") THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IN GOOD FAITH BY OR AT THE DIRECTIONS OF THE TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.

DESCRIPTION,
DATE OF PURCHASE,
% OF NET ASSETS            FUND       SHARES       COST       VALUE
---------------            ----       ------       ----       -----
FIELDSTONE                BURNHAM     37,500    $562,500    $628,125
INVESTMENT CORP.           FUND
11/10/03
0.48%

FIELDSTONE                BURNHAM    412,500  $6,187,500  $6,909,375
INVESTMENT CORP.         FINANCIAL
11/10/03                 SERVICES
2.11%                      FUND



PEREGRINE                 BURNHAM    250,000    $247,980    $247,980
HOLDINGS LLC             FINANCIAL
05/31/02                 SERVICES
0.08%                      FUND

SUBSEQUENT EVENTS

15. ON JANUARY 30, 2004, BURNHAM INVESTORS TRUST ANNOUNCED THAT THE BURNHAM FINANCIAL SERVICES FUND (CLASS A AND CLASS B) WILL CLOSE TO MOST NEW INVESTORS EFFECTIVE FEBRUARY 13, 2004.

16. ON JANUARY 30, 2004, BURNHAM INVESTORS TRUST ANNOUNCED THE REGISTRATION OF TWO NEW MUTUAL FUNDS; THE BURNHAM FINANCIAL INDUSTRIES FUND AND THE BURNHAM LONG/SHORT EQUITY FUND. BURNHAM SECURITIES, THE FUND GROUP'S PRINCIPAL DISTRIBUTOR, EXPECTS THE FUNDS TO BE EFFECTIVE APRIL 1, 2004.

17. EFFECTIVE FEBRUARY 16, 2004, U.S. TREASURY MONEY MARKET FUND WILL CHANGE ITS NAME TO U.S. GOVERNMENT MONEY MARKET FUND.

INDUSTRY RISK

18. BURNHAM FINANCIAL SERVICES FUND WILL BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE FOLLOWING:

    O CHANGE IN INCOME CONDITIONS AND INTEREST RATES

    O FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

    O CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

OTHER TAX INFORMATION (UNAUDITED)

19. OF THE DISTRIBUTIONS MADE BY THE FOLLOWING FUNDS, THE CORRESPONDING PERCENTAGES REPRESENT THE AMOUNT OF EACH DISTRIBUTION, WHICH WILL QUALIFY FOR THE 15% DIVIDEND INCOME TAX RATE AVAILABLE AS OF JANUARY 31, 2003:

   BURNHAM FUND                                     31.50%
   BURNHAM FINANCIAL SERVICES                       27.54%

20. OF THE DISTRIBUTIONS MADE BY THE FOLLOWING FUNDS, THE CORRESPONDING PERCENTAGES REPRESENT THE AMOUNT OF EACH DISTRIBUTION, WHICH MAY QUALIFY FOR THE DIVIDENDS RECEIVED DEDUCTION AVAILABLE TO CORPORATE SHAREHOLDERS.

   BURNHAM FUND                                     73.44%
   BURNHAM FINANCIAL SERVICES                       32.32%

21. FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, THE AMOUNT OF LONG-TERM CAPITAL GAIN DESIGNATED BY THE FUNDS IS AS FOLLOWS:

   BURNHAM FUND                                $1,667,105
   BURNHAM FINANCIAL SERVICES                  $8,125,923

                                                NOTES TO FINANCIAL STATEMENTS 35

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Burnham Investors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, all as presented on pages 12 through 35, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, hereafter referred to as the "Funds") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2004

THE FUNDS'
      BOARD OF TRUSTEES
--------------------------------------------------------------------------------

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.


Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management or Burnham Securities Inc., as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June of 1975. All trustees oversee four active portfolios as disclosed in this report. Each trustee serves until his or her resignation or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham, and Debra B. Hyman are father, and daughter, respectively.

You can find more information about the trustees in the Statement of Additional Information, which is available free by calling 1-800-874-FUND (3863).


AFFILIATED TRUSTEES WHO ARE OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

                           TRUST POSITION(S);
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE YEARS

JON M. BURNHAM             Chairman, President,       Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                       CEO; 1986                  Burnham Securities Inc.

GEORGE STARK               Trustee; 2002              Senior Managing Director, Burnham Securities Inc., President,
1944                                                  CEO of Stark Capital Management


PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED     PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

MICHAEL E. BARNA           Executive Vice                     EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                       President, Treasurer,
                           Secretary; 1989

DEBRA B. HYMAN             Executive Vice                     Director, VP, Burnham Asset Management Corp.,
1961                       President; 1989                    Burnham Securities Inc.

FRANK A. PASSANTINO        First Vice President,              First VP, Burnham Asset Management Corp.,
1964                       Assistant Secretary;               Burnham Securities Inc.
                           1990


                                                            BOARD OF TRUSTEES 37


PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES CONTINUED
--------------------------------------------------------------------------------
NAME, YEAR BORN            OFFICE(S) HELD; YEAR APPOINTED     PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS

RONALD GEFFEN              Vice President; 1990               Managing Director, Burnham Asset Management Corp.,
1952                                                          Burnham Securities Inc.

LOUIS S. ROSENTHAL         Vice President; 1989               First VP, Prudential Financial Inc.
1928


INDEPENDENT TRUSTEES*
--------------------------------------------------------------------------------
NAME, YEAR BORN            YEAR ELECTED TRUSTEE       PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS DURING THE LAST FIVE
YEARS

CLAIRE B. BENENSON         1975                       Financial Conference Consultant; Trustee, Phoenix-Zweig Series Trust,
1919                                                  Phoenix-Euclid Market Neutral Fund; formerly, Director, Financial
                                                      Conferences; formerly, Chairman, Department of Business and Financial
                                                      Affairs, The New School for Social Research

LAWRENCE N. BRANDT         1991                       Director, President, Lawrence N. Brandt, Inc. (real estate development)
1927

ALVIN P. GUTMAN            1975                       Chairman, Pressman-Gutman Co., Inc. (textile conversion)
1918

WILLIAM W. KARATZ          1989                       Senior Counsel, Pilsbury Winthrop; Senior Counsel, Former Partner
1926                                                  Winthrop, Stimson, Putnam & Roberts

JOHN C. MCDONALD           1989                       President, MBX Inc. (telecommunications)
1936

DONALD B. ROMANS           1975                       President, Romans and Co. (private investment, financial consulting);
1931                                                  Former Chairman, Merlin Corp. (auto repair); Trustee, Phoenix-
                                                      Zweig Series Trust, Phoenix-Euclid Market Neutral Fund

ROBERT F. SHAPIRO          1989                       Vice Chairman, Partner, Klingenstein, Fields & Co., L.L.C.; President,
1934                                                  RFS & Associates, Inc. (investment, consulting); Director, The TJX
                                                      Companies, Inc., Genaera, Inc.

ROBERT M. SHAVICK          1989                       Legal Consultant; Member, Panel of Arbitrators, American Arbitration
1925                                                  Assoc., New York Stock Exchange, American Stock Exchange,
                                                      National Assoc. of Securities Dealers, Inc.; Hearing Officer, Sarasota
                                                      Manatee Airport Authority; Mediator, Circuit and County Courts,
                                                      Florida; formerly, Director, Florida Business Journal, Public Trustee,
                                                      Pension Funds for the Town of Longboat Key, Florida

ROBERT S. WEINBERG         1975                       President, R.S. Weinberg & Associates (corporate consulting)
1927



 * AT A SPECIAL BOARD OF TRUSTEES MEETING HELD ON JANUARY 14, 2004, JOYCE HEINZERLING WAS ELECTED AS A TRUSTEE. ALVIN GUTMAN AND ROBERT SHAVICK, BOTH FORMER TRUSTEES, RESIGNED AT THE SAME MEETING, EFFECTIVE DECEMBER 31, 2003.

38  BOARD OF TRUSTEES

MODERN PORTFOLIO THEORY STATISTICS TERMS
----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)


R2
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.


ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.


STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.


SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.


MORNINGSTAR STYLE BOX
The Morningstar Style Box is a nine-square grid that provides a graphical representation of the "investment style" of stocks and mutual funds. For stocks and stock funds, it classifies securities according to market capitalization (the vertical axis) and growth and value factors (the horizontal axis). Fixed income funds are classified according to credit quality (the vertical axis) and sensitivity to changes in interest rates (the horizontal axis).

By providing an easy-to-understand visual representation of stock and fund characteristics, the Morningstar Style Box allows for informed comparisons and portfolio construction based on actual holdings, as opposed to assumptions based on a fund's name or how it is marketed. The Style Box also forms the basis for Morningstar's style-based fund categories and market indexes.

How It Works - Domestic Stocks and Stock Funds The vertical axis of the Style Box defines three size categories, or capitalization bands - small, mid and large. The horizontal axis defines three style categories. Two of these categories, "value" and "growth," are common to both stocks and funds. However, for stocks, the central column of the style box represents the core style (those stocks for which neither value or growth characteristics dominate); for funds, it represents the blend style (a mixture of growth and value stocks or mostly core stocks).

Style Box assignments begin at the individual stock level. Morningstar determines the investment style of each individual stock in its database. The style attributes of individual stocks are then used to determine the style classification of stock mutual funds.

[LOGO] BURNHAM FINANCIAL GROUP

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.



DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com



THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The family offers a variety of approaches to equity investing, as well as a choice of money market funds.



               Burnham U.S.          Burnham                          Burnham
               Treasury Money        Money Market                     Financial
               Market Fund           Fund            Burnham Fund     Services Fund
MORE                                                                                         MORE
CONSERVATIVE                                                                            AGRESSIVE



OFFICERS OF THE TRUST
---------------------

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, TREASURER, AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

FRANK A. PASSANTINO
FIRST VICE PRESIDENT AND ASSISTANT SECRETARY

RONALD M. GEFFEN
VICE PRESIDENT

LOUIS S. ROSENTHAL
VICE PRESIDENT

BOARD OF TRUSTEES
-----------------

CHAIRMAN
Jon M. Burnham

TRUSTEES
Claire B. Benenson
Lawrence N. Brandt
Alvin P. Gutman
William W. Karatz
John C. McDonald
Donald B. Romans
Robert F. Shapiro
Robert M. Shavick
George Stark
Robert S. Weinberg


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of Trustees has determined that Donald Romans is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,110 for 2002 and $94,925 for 2003.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,390 for 2002 and $16,875 for 2003.


Services include review and signing as preparer of U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC for the Funds as well as, required state and local income tax returns as needed for the fiscal year ending December 31, 2003.

In connection with the Funds' excise distribution requirements, tax services provided include:

       * Review of calculation of Funds' excise distribution analysis including calculation of tax basis of ordinary income and capital gain or loss and;

       * Assistance in determining required excise tax distribution amounts

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.


                             BURNHAM INVESTORS TRUST

            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

Burnham Investors Trust (the "Trust") recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving the Trust's management, its audit committee and its independent auditors.

The Trust, on behalf of its series (the "Funds"), recognize that a Fund's independent auditors: 1) possess knowledge of the operations of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use a Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Regulation S-X Rule 2-01(c)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the Trust's independent audit firm to perform audit, audit-related, tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a particular Fund shall also constitute approval, subject to the same terms and conditions, for any other Fund whose pre-approval is required pursuant to Regulation S-X Rule 2-01(c)(7)(ii). This policy shall apply both to Funds existing on the date of its adoption and to Funds created thereafter.

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Regulation S-X Rule 2-01 may be approved by the Audit Committee itself (or such member or members of the Audit Committee as the Audit Committee may authorize to grant such approval) and any pre-approval that may be waived in accordance with Regulation S-X Rule 2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation for purposes of the annual audit shall be determined by the Audit Committee and shall not be subject to this policy.

Approved:  November 2003

                                     SECTION II - POLICY DETAIL

------------------------------------------------------------------------------------------------------------------------------------

SERVICE     SERVICE CATEGORY               SPECIFIC PRE-APPROVED SERVICE                                          AUDIT COMMITTEE
CATEGORY      DESCRIPTION                        SUBCATEGORIES               AUDIT COMMITTEE APPROVAL POLICY     REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
1. AUDIT  Services that are directly       o    Accounting research      o   "One-time" pre-approval        o  A summary of all
SERVICES  related to performing the           assistance                   for the audit period             such services and
          independent audit of the Funds   o    SEC consultation,          for all pre-approved             related fees
                                              registration statements,     specific service                 reported at each
                                              and reporting                subcategories. Approval          regularly
                                           o    Tax accrual related        of the independent               scheduled Audit
                                              matters                      auditors as auditors             Committee meeting.
                                           o    Implementation of new      for a Fund shall
                                              accounting standards         constitute pre-approval
                                           o    Compliance letters         for these services.
                                              (e.g., rating
                                              agency letters)
                                           o    Regulatory reviews and
                                              interpretive  assistance
                                              regarding financial matters
                                           o    Semi-annual report
                                              reviews (if requested)
                                           o    Attest and agreed upon
                                              procedures required by
                                              statute


------------------------------------------------------------------------------------------------------------------------------------
2. AUDIT- Services which are not           o   AICPA attest and agreed-upon o   "One-time" pre-approval o   A summary of all
RELATED   prohibited under Rule              procedures                       for the Fund fiscal        such services and related
SERVICES  2-01(C)(4) (the "Rule") and      o   Attest or agreed-upon          year within a specified    fees (including comparison
          are related extensions of the      procedures not required by       dollar limit ($25,000      to specified dollar limits)
          audit services, support the        statute or SEC or accounting     in the aggregate for       reported quarterly.
          audit, or use the                  regulations                      all pre- approved
          knowledge/expertise gained       o   Technology control             specific service
          from the audit procedures as a     assessments                      subcategories).
          foundation to complete the       o   Financial reporting control
          project. In most cases, if the     assessments                    o   Specific approval is
          Audit-Related Services are not   o   Enterprise security            needed to exceed the
          performed by the Audit firm,       architecture assessment          pre-approved dollar
          the scope of the Audit           o   [ADVICE TO FUND MANAGEMENT     limit for these
          Services would likely              AS TO ACCOUNTING OR              services (see general
          increase. The Services are         DISCLOSURE TREATMENT OF          Audit Committee
          typically well-defined and         TRANSACTIONS OR EVENTS]          approval policy below
          governed by accounting           o   [ADVICE TO MANAGEMENT AS TO    for details on
          professional standards (AICPA,     ACCOUNTING OR DISCLOSURE         obtaining specific
          SEC, etc.)                         TREATMENT, OR ACTUAL OR          approvals).
                                             POTENTIAL IMPACT OF FINAL OR
                                             PROPOSED RULES, STANDARDS OR   o   Specific approval is
                                             INTERPRETATIONS OF THE SEC,      needed to use the
                                             FASB OR OTHER REGULATORY OR      Fund's auditors for
                                             STANDARD SETTING BODIES]         Audit-Related Services
                                             left, or to add a                not denoted as
                                             specific service                 "pre-approved" to the
                                             subcategory as
                                             "pre-approved."

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SERVICE     SERVICE CATEGORY               SPECIFIC PRE-APPROVED SERVICE                                        AUDIT COMMITTEE
CATEGORY      DESCRIPTION                        SUBCATEGORIES              AUDIT COMMITTEE APPROVAL POLICY    REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
3. TAX      Tax services which are        o   Tax planning and               o   "One-time" pre-approval   o   A summary of all such
SERVICES    not prohibited by the           support                            for the Fund fiscal         services and related
            Rule, if an officer of        o   Tax controversy                  year within a specified     fees (including
            the Fund determines that        assistance                         dollar limit ($25,000       comparison to specified
            using the Fund's auditor      o Tax compliance, tax                in the aggregate for        dollar limits) reported
            to provide these services       returns, excise tax                all pre-approved            quarterly.
            creates significant             returns and support                specific service
            synergy in the form of        o Tax opinions                       subcategories).
            efficiency, minimized         o Tax analysis regarding
            disruption, or the              possible proposals for           o   Specific approval is
            ability to maintain a           fund liquidations or               needed to exceed the
            desired level of                reorganizations                    pre-approved dollar
            confidentiality.              o Tax analysis relating              limits for these
                                            to particular types of             services (see general
                                            securities or corporate            Audit Committee
                                            action events                      approval policy below
                                          o Tax services relating              for details on
                                            to RIC qualification,              obtaining specific
                                            shareholder reporting,             approvals).
                                            information reporting,
                                            determining                      o   Specific approval is
                                            distributable income               needed to use the
                                            and gain, tax elections            Fund's auditors for tax
                                          o Tax services related to            services not denoted as
                                            addition of new funds              pre-approved to the
                                            (i.e., start up issues,            left, or to add a
                                            initial diversification            specific service
                                            and related matters)               subcategory as
                                                                               "pre-approved."

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SERVICE          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE                                        AUDIT COMMITTEE
CATEGORY           DESCRIPTION                SUBCATEGORIES              AUDIT COMMITTEE APPROVAL POLICY    REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
4. OTHER        Other services which are   o Business Risk                o   "One-time" pre-approval      o   A summary of all such
SERVICES        not prohibited by the        Management support             for the fund fiscal              services and related
                Rule, if an officer of     o Other control and              year within a specified          fees (including
-SYNERGISTIC,   the Fund determines          regulatory compliance          dollar limit ($25,000            comparison to specified
 UNIQUE         that using the Fund's        projects, including            in the aggregate for             dollar limits) reported
 QUALIFICATIONS auditor to provide           Rule 17f-2                     all pre-approved                 quarterly.
                these services creates       "self-custody"                 specific service
                significant synergy in       verification for the           subcategories).
                the form of efficiency,      Funds
                minimized disruption,                                     o   Specific approval is
                the ability to maintain                                     needed to exceed the
                a desired level of                                          pre-approved dollar
                confidentiality, or                                         limits for these
                where the Fund's                                            services (see general
                auditors possess unique                                     Audit Committee
                or superior                                                 approval policy below
                qualifications to                                           for details on
                provide these services,                                     obtaining specific
                resulting in superior                                       approvals).
                value and results for
                the Fund.                                                 o   Specific approval is
                                                                            needed to use the
                                                                            Fund's auditors for
                                                                            "Synergistic" or
                                                                            "Unique Qualifications"
                                                                            or Other Services not
                                                                            denoted as pre-approved
                                                                            to the left, or to add
                                                                            a specific service
                                                                            subcategory as
                                                                            "pre-approved."

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SERVICE     SERVICE CATEGORY               SPECIFIC PRE-APPROVED SERVICE                                        AUDIT COMMITTEE
CATEGORY      DESCRIPTION                        SUBCATEGORIES              AUDIT COMMITTEE APPROVAL POLICY    REPORTING POLICY
------------------------------------------------------------------------------------------------------------------------------------
PROHIBITED   Services which result         1.  Bookkeeping or other         o   These services are NOT     o   A summary of all
SERVICES     in the auditors losing          services related to the          to be performed with the       services and related
             independence status             accounting records or            exception of the(*)            fees reported at each
             under the Rule.                 financial statements of          services (subcategories        regularly scheduled
                                             the audit client*                1 through 5 on the             Audit Committee meeting
                                           2.  Financial information          left) that may be              will serve as continual
                                             systems design and               permitted if they would        confirmation that has
                                             implementation*                  not be subject to audit        not provided any
                                           3.  Appraisal or valuation         procedures at the audit        restricted services.
                                             services, fairness*              client (as defined in
                                             opinions, or                     Rule 2-01(f)(4)) level
                                             contribution-in-kind             by the firm providing
                                             reports                          the service.
                                           4.  Actuarial services
                                             (i.e., setting
                                             actuarial reserves
                                             versus actuarial audit
                                             work)*
                                           5.  Internal audit
                                             outsourcing services*
                                           6.  Management functions
                                             or human resources
                                           7.  Broker or dealer,
                                             investment advisor, or
                                             investment banking
                                             services
                                           8.  Legal services and
                                             expert services
                                             unrelated to the audit
                                           9.  Any other service that
                                             the Public Company
                                             Accounting Oversight
                                             Board determines, by
                                             regulation, is
                                             impermissible
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
---------------------------------------

o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.
--------------------------------------------------------------------------------




     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  Not applicable.

                           (c)  100%

                           (d)  Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2002 and $0 for 2003.

     (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BURNHAM INVESTORS TRUST
           ---------------------------------------------------------------------

By (Signature and Title)*  JON M. BURNHAM
                         -------------------------------------------------------
                                    Jon M. Burnham, Chief Executive Officer
                                    (principal executive officer)

Date                       MARCH 9, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  JON M. BURNHAM
                         -------------------------------------------------------
                                    Jon M. Burnham, Chief Executive Officer
                                    (principal executive officer)

Date                       MARCH 9, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL E. BARNA
                         -------------------------------------------------------
                                    Michael E. Barna, Chief Financial Officer
                                    (principal financial officer)

Date                       MARCH 9, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.